UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2014 - May 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Risks and Other Considerations	13

Performance Report and Fund Profile	14

About Shareholders’ Fund Expenses	27

Schedule of Investments	29

Statement of Assets and Liabilities	45

Statement of Operations	47

Statements of Changes in Net Assets	49

Financial Highlights	53

Notes to Financial Statements	60

Report of Independent Registered Public

Accounting Firm	67

Supplemental Information	68

Approval of Advisory Agreements – Claymore

Exchange-Traded Fund Trust 2	72

Trust Information	79

About the Trust Adviser	Back Cover

May 31, 2015

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for seven of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance for the 12 months ended May 31, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 30, 2015

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ECONOMIC AND MARKET OVERVIEW	May 31, 2015

As of the 12 months ended May 31, 2015, the U.S. economic expansion is beginning to approach its late stages, but remains strong. Harsh winter weather caused U.S. growth to slow dramatically in the first quarter of 2015. However, the underlying fundamentals of the economy are positive and there is likely to be a bounce-back over the summer, reminiscent of the 2014 experience.

An improving labor market, rising family household formation numbers, and tight housing inventory all point to a rebound in the domestic housing market, which is key to the ongoing recovery. Lower energy prices are acting as a tax cut for the U.S. consumer. Ideally this would free up discretionary spending in other areas, of which we have seen some evidence.

Liquidity from foreign central banks and comparatively attractive U.S. yields are encouraging foreign investors to buy risk assets in the U.S., but the flip side to these global flows is more volatility both in the U.S. and overseas. The U.S. Federal Reserve (Fed) continues to be concerned about creating asset price bubbles, and appears eager to raise rates, although it will likely wait for further signs of a rebound in growth, and rising inflation. The Fed is focused on wage growth, an indicator of inflationary pressure. With recent minimum wage increases and a falling unemployment rate, wages could begin to accelerate this year. The likely timeframe for a rate hike appears to be drawing nearer, perhaps as early as September 2015. However, we expect the Fed to be cautious and to raise rates slowly, with ample time to assess the market reaction.

Oil remains a key factor in the global outlook. Despite the recent rally in prices, U.S. production continues to increase and inventory levels are extremely high. The global market is likely to remain oversupplied through the end of 2015, limiting how far prices can rise.

The economy in Europe has been strengthening on the back of European Central Bank quantitative easing and depreciation of the euro. In Japan, the impact of ongoing monetary accommodation on the economy is more muted, but the “Abenomics” is likely to continue to be supportive of the equities markets. The Chinese economy is slowing down and policymakers appear likely to continue to ease monetary policy and do whatever is necessary to maintain growth at an acceptable level in the near term.

Liquidity coming out of Europe and other parts of the world is maintaining the positive environment for U.S. risk assets. Given the subdued performance in the first quarter due to concerns over strength of the dollar and the impact on earnings, investors may be reconsidering the adage of “selling in May and going away.” The period leading up to Fed tightening historically has been good for equities and room still exists for multiples to expand, even though valuations overseas are more attractive than for U.S. stocks. Historically, credit spreads don’t widen significantly until defaults rise, and that usually does not take place until one to two years after the Fed begins to tighten monetary policy.

For the 12-month period ended May 31, 2015, the Standard & Poor’s 500 Index (the “S&P 500”) returned 11.81% (this and all other returns cited in this section are total return). Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index returned -0.48% and the MSCI Emerging markets Index returned -0.01%.

In the bond market, the Barclays U.S. Aggregate Bond Index returned 3.03% for the period, while the Barclays U.S. Corporate High Yield Index returned 1.95%. The return of the Barclays 1-3 Month U.S. Treasury Bill Index was 0.02%.

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May 31, 2015

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM,” pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”).

The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of one to three months. U.S. Treasury Bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets. The MSCI World Index (Net) is calculated with net dividends reinvested.

The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management, or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management, or the upstream supply chain of forests and timberlands.

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	May 31, 2015

ENY Guggenheim Canadian Energy Income ETF

Fund Overview
The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P/TSX High Income Energy Index (the “Index”). The Index includes the constituent stocks of the S&P/TSX Composite Index that are classified as energy companies, according to the Global Industry Classification Standard (GICS), and that also meet specific yield requirements.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited–whether based on net asset value (“NAV”) or market price –assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of -32.40%, which included an decrease in market price over the period to $10.79 on May 31, 2015, from $16.44 on May 31, 2014. On an NAV basis, the Fund generated a total return of -32.39%, which included an decrease in NAV over the period to $10.74 on May 31, 2015, from $16.36 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and broad Canadian equity market comparison purposes, the Index returned -31.57% and the S&P/TSX Composite Index returned -7.76% for the 12-month period ended May 31, 2015.

The Fund made quarterly distributions per share of $0.1010 on June 30, 2014; $0.1290 on September 30, 2014; $0.1110 on December 31, 2014; and $0.0617 on March 31, 2015, for a total distribution over the 12 months of $0.4027.

Performance Attribution
Since more than 80% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s negative return for the 12-month period ended May 31, 2015. The Fund also has positions in the utilities sector and basic materials sectors, and those also detracted from the Fund’s return.

Positions that contributed the most to return included Encana Corp., which produces, transports, and markets natural gas, oil, and natural gas liquids(5.7% of the Fund’s long-term investments at period end); Talisman Energy, Inc., a Canadian multinational oil and gas exploration and production company (not held in the Fund’s portfolio at period end); and Enbridge, Inc., an energy delivery company that focuses on the transportation, distribution, and generation of energy, primarily in North America (5.1% of the Fund’s long-term investments at period end).

Positions that detracted the most included Canadian Oil Sands Ltd., which generates income from its 37% stake in the Syncrude Joint Venture, the largest producer of light, sweet synthetic oil from Canada’s oil sands; Cenovus Energy, Inc., an integrated oil company; and Pacific Rubiales Energy Corp., an explorer and producer of natural gas and crude oil, with operations focused in Latin America (2.8%, 4.8%, and 0.8%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

TAO Guggenheim China Real Estate ETF

Fund Overview
The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) which are open to foreign ownership and derive a majority of their revenues from real estate development, management, and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong, and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of 23.28%, which included an increase in market price over the period to $24.55 on May 31, 2015, from $20.43 on May 31, 2014. On an NAV basis, the Fund generated a total return of 22.50%, which included an increase in NAV over the period to $24.50 on May 31, 2015, from $20.52 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and market comparison purposes, the Index returned 22.47% and the MSCI China Index, which measures performance of the Chinese equity market, returned 36.22% for the 12-month period ended May 31, 2015.

The Fund made a distribution of $0.544 on December 31, 2014, which was characterized as ordinary income.

Performance Attribution
Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the 12-month period ended May 31, 2015, both sectors contributed to the Fund’s return.

Positions that contributed the most to the Fund’s return included China Resources Land Ltd., which, through its subsidiaries, develops and invests in properties; China Overseas Land & Investment Ltd., a real estate investor and developer that is owned by the China State Construction Engineering Corp.; and Goldin Properties Holdings Ltd., which through its subsidiaries provides property development and investment services (4.5%, 5.4%, and 2.4%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included New World China Land Ltd., which, through its subsidiaries, develops and invests in properties in China; Hang Lung Group Ltd., a Hong Kong property developer and property manager; and Kaisa Group Holdings Ltd., an integrated real estate company (1.0%, 2.7%, and 0.0%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

HAO Guggenheim China Small Cap ETF

Fund Overview
The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly traded mainland China-based small-capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of 43.07%, which included an increase in market price over the period to $34.56 on May 31, 2015, from $24.70 on May 31, 2014. On an NAV basis, the Fund generated a total return of 43.88%, which included an increase in NAV over the period to $34.78 on May 31, 2015, from $24.72 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned 38.51% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 36.22% for the 12-month period ended May 31, 2015.

The Fund made a distribution of $0.586 on December 31, 2014, which was characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2015, the industrial sector contributed the most to return, followed by the financial sector. The energy sector detracted the most from return, followed by the retail sector.

Positions that contributed the most to the Fund’s return included Hanergy Thin Film Power Group Ltd., which is engaged in the design and assembly of equipment and turnkey production lines for the production of thin-film solar photovoltaic (PV) modules (not held in the Fund’s portfolio at period end); China Everbright Ltd., which, through its subsidiaries, provides investment banking, commercial banking, corporate finance, and investment advisory services (1.4% of the Fund’s long-term investments at period end); and Shanghai Electric Group Co. Ltd. Class H, which, through its subsidiaries, designs, manufactures, sells, and services a wide range of products and services in the power equipment, electromechanical equipment, transportation equipment, and environmental system industries (1.2% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included SouFun Holdings Ltd. ADR, which operates a real estate Internet portal in China; Anton Oilfield Services Group, which provides onshore oilfield services and products; and Shunfeng International Clean Energy Ltd., which develops, operates, and maintains solar power plants (0.6%, 0.1%, and 0.3%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF

Fund Overview
The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”), prior to April 17, 2015, sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index. Effective April 17, 2015, the Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the BNY Mellon New Frontier Index (the “Index”).

The Index’s methodology was changed as part of an ongoing review of partner indexes to optimize a way to access frontier markets today and going forward. The current Index provider, BNY Mellon, developed a revised version of the previous index that more accurately represents an investment in frontier markets while maintaining a focus on diversification and liquidity. The revised Index also reduces the potential for certain regions in the previous index to be over-concentrated and allows the Fund to take advantage of the greater development of local exchanges and locally traded stocks.

The Index is composed of all liquid (as defined by the criteria set forth below) American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and local securities of certain countries that are represented in the Index. As of April 17, 2015, the Index was comprised of 71 constituents. The Index tracks the performance of ADRs listed on a U.S. exchange, GDRs traded on the London Stock Exchange (“LSE”), and ordinary share classes of equity securities listed on exchanges in Frontier Market countries.

The Bank of New York Mellon, the Fund’s Index provider (“BNY Mellon” or the “Index Provider”), categorizes countries as “Frontier Market” based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure, and social inequalities. These countries currently are: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Cyprus, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Nigeria, Oman, Pakistan, Panama, Romania, Sri Lanka, Tunisia, Ukraine, Vietnam, and Zambia.

The universe of potential Index constituents includes all liquid ADRs, GDRs, and ordinary shares which meet certain criteria with respect to trading volume and market capitalization. As of April 17, 2015, potential Index constituents include securities with free-float market capitalizations greater than $250 million, which may include securities of all categories of market capitalizations, as defined by the Index Provider. Effective April 17, 2015, the Fund also may invest directly in other exchange-traded funds (“ETFs”) that provide exposure to securities similar to those securities in which the Fund may directly invest.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of -18.48%, which included a decrease in market price over the period to $13.33 on May 31, 2015, from $16.86 on May 31, 2014. On an NAV basis, the Fund generated a total return of -18.75%, which included a decrease in NAV over the period to $13.23 on May 31, 2015, from $16.79 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

The Index returned -16.62% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned -0.01% for the 12-month period ended May 31, 2015.

The Fund made a distribution per share of $0.431 on December 31, 2014, that was characterized as ordinary income.

Performance Attribution
For the 12-month period ended May 31, 2015, the utilities sector contributed the most to the Fund’s return, followed by the industrial sector. The energy sector detracted the most from the Fund’s return, followed by the consumer, cyclical sector.

Positions that contributed the most to the Fund’s return included Commercial International Bank Egypt SAE, GDR, which offers financial services to institutions, households, and high net worth individuals (not held in the Fund’s portfolio at period end); Grupo Financiero Galicia SA, ADR, a financial services holding company in Argentina (1.8% of the Fund’s long-term investments at period end); and Banco Macro SA ADR, which attracts deposits and offers retail and commercial banking services primarily in Argentina (1.6% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Ecopetrol SA, ADR, a Colombian petroleum company; LATAM Airlines Group SA, ADR, an air carrier of passengers and cargo based in Chile; and Bancolombia SA, ADR Preferred, which attracts deposits and offers retail and commercial banking services in Colombia and other Latin American countries (none held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview
The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of -7.53%, which included a decrease in market price over the period to $17.60 on May 31, 2015, from $19.74 on May 31, 2014. On an NAV basis, the Fund generated a total return of -6.64%, which included a decrease in NAV over the period to $17.65 on May 31, 2015, from $19.61 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned -6.76% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned -0.48% for the 12-month period ended May 31, 2015.

The Fund made quarterly distributions per share of $0.1650 on June 30, 2014; $0.1740 on September 30, 2014; $0.1670 on December 31, 2014; and $0.1579 on March 31, 2015, for a total distribution over the 12 months of $0.6639.

Performance Attribution
For the 12-month period ended May 31, 2015, the industrial sector contributed the most to the Fund’s return, followed by the communications sector. The energy sector detracted the most from the Fund’s return, followed by the financial sector.

Positions that contributed the most to the Fund’s return included NICE-Systems Ltd., a provider of solutions that manage and analyze multimedia content and transactional data (0.3% of the Fund’s long-term investments at period end); Casio Computer Co., Ltd., a multinational electronics manufacturing company (not held in the Fund’s portfolio at period end); and Henderson Land Development Co. Ltd., which, through its subsidiaries, develops, invests in, and manages properties (1.0% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Comstock Resources, Inc., an independent exploration and production company; Pacific Coast Oil Trust, which owns net profit interests in producing and non-producing oil properties onshore in the Santa Maria Basin and Los Angeles Basin in California; and Baytex Energy Corp., which explores for and produces oil and natural gas (none held in the Fund’s portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

SEA Guggenheim Shipping ETF

Fund Overview
The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high-dividend paying companies in the global shipping industry. CME Group Index Services, LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The companies in the Index may be located in any country, including those classified as emerging markets.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks of the ADRs and GDRs in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of -10.78%, which included a decrease in market price over the period to $19.55 on May 31, 2015, from $22.69 on May 31, 2014. On an NAV basis, the Fund generated a total return of -10.52%, which included a decrease in NAV over the period to $19.60 on May 31, 2015, from $22.68 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and broad market comparison purposes, the Index returned -10.87% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 5.70% for the 12-month period ended May 31, 2015.

The Fund made quarterly distributions per share of $0.258 on June 30, 2014; $0.154 on September 30, 2014; $0.185 on December 31, 2014; and $0.1199 on March 31, 2015, for a total distribution over the 12 months of $0.7169.

Performance Attribution
Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest detractor from return. The financial sector was a contributor to return.

Positions that contributed most to the Fund’s return included Matson, Inc., which provides shipping services Pacific-wide, mainly to and from the Hawaiian islands; Nordic American Tankers Ltd., a shipping company that owns and charters Suezmax tankers for oil transportation; and Teekay Tankers Ltd. Class A, which provides transportation services through a fleet of crude oil tankers (3.8%, 3.6%, and 2.9%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included AP Moller-Maersk A/S Class B, a conglomerate with diversified holdings, including a shipping fleet, industrial and supermarket businesses, and oil and gas exploration and distribution businesses; Golden Ocean Group Ltd., which operates as an international dry bulk shipping company based in Bermuda; and Navios Maritime Holdings, Inc., which offers maritime freight transportation services (16.7%, 4.3%, and 1.9%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	May 31, 2015

CUT Guggenheim Timber ETF

Fund Overview
The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes, LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms which own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp, or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2015.

On a market price basis, the Fund generated a total return of 6.60%, which included an increase in market price over the period to $26.26 on May 31, 2015, from $25.33 on May 31, 2014. On an NAV basis, the Fund generated a total return of 6.50%, which included an increase in NAV over the period to $26.28 on May 31, 2015, from $25.37 on May 31, 2014. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflect fees and expenses of the Fund.

For underlying index and broad world market comparison purposes, the Index returned 7.40%; the S&P Global Timber and Forestry Index returned 6.62%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned 5.70% for the 12-month period ended May 31, 2015.

The Fund made a distribution per share of $0.685 on December 31, 2014, that was characterized as ordinary income.

Performance Attribution
Approximately 69% of the Fund’s portfolio is invested in the basic materials sector, and it was the major contributor to the Fund’s positive return for the 12-month period ended May 31, 2015. The Fund also has positions in the financial and industrial sectors, but they detracted from return for the period.

Positions that contributed the most to the Fund’s return included Fibria Celulose SA, ADR, which, through its subsidiaries, engages in the production, sale, and export of short fiber pulp; Suzano Papel e Celulose SA Preferred A, which produces and sells bleached eucalyptus kraft pulp and printing and writing paper; and MeadWestvaco Corp., a packaging company that provides packaging solutions to a variety of industries (5.0%, 5.3%, and 4.8%, respectively, of the Fund’s long-term investments at period end).

Positions detracting the most from the Fund’s return included Duratex SA, a publicly listed private Brazilian company involved in manufacturing wood products; Greif Class A, a manufacturer of industrial packaging systems and industrial bulk containers; and Rayonier, Inc., global forest-products company (1.8%, 2.0%, and 3.6%, respectively, of the Fund’s long-term investments at period end).

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2015

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Investments only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Investments ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Funds, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small- and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Funds may not be fully invested at times. If the Funds utilize a sampling approach or futures or other derivative positions, their return may not correlate with the Index return, as would be the case if they purchased all of the stocks with the same weightings as the Index.

Passive Management Risk: The Funds are not “actively” managed. Therefore, they would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Industry Risk: If its Index is comprised of issuers in a particular industry or sector, a Fund would therefore be focused in that industry or sector. Accordingly, that Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Non-Diversified Fund Risk: Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO and SEA): Investment in securities of issuers based in developing or “emerging markets” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN, SEA and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China.

REIT Risk (HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging markets countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging markets countries are magnified in frontier countries. As of the date of this report, a significant percentage of the BNY Mellon New Frontier Index is comprised of securities of companies from Chile, Columbia and Argentina. To the extent that the Index is focused on securities of any one country, including Chile, Columbia or Argentina, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information and at guggenheiminvestments.com/etf.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	May 31, 2015

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$10.79
Net Asset Value	$10.74
Premium to NAV	0.47%
Net Assets ($000)	$42,082

AVERAGE ANNUAL TOTAL RETURNS FOR THE
YEAR ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/03/07)
Guggenheim Canadian
Energy Income ETF
NAV	-32.39%	-7.51%	-5.46%	-6.79%
Market	-32.40%	-7.16%	-5.35%	-6.74%
Sustainable Canadian
Energy Income
Index S&P/TSX/
Canadian High
Income Energy
Index1	-31.57%	-7.32%	-5.11%	-5.69%
S&P/TSX Composite
Index	-7.76%	5.81%	4.35%	1.71%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P/TSX Composite is the headline index for the Canadian equity market. It is the broadest in the S&P/TSX family and is the basis for multiple sub-indices. The referenced indicies are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.79%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments	% of Net Assets
Energy	92.0%
Basic Materials	4.0%
Utilities	3.7%
Total Common Stocks	99.7%
Investments of Collateral for Securities Loaned	38.4%
Total Investments	138.1%
Other Assets & Liabilities, net	-38.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Encana Corp.	5.7%
Canadian Natural Resources Ltd.	5.3%
Suncor Energy, Inc.	5.1%
Inter Pipeline Ltd.	5.1%
TransCanada Corp.	5.1%
Enbridge, Inc.	5.1%
Crescent Point Energy Corp.	5.0%
Pembina Pipeline Corp.	5.0%
Cenovus Energy, Inc.	4.8%
ARC Resources Ltd.	4.1%
Top Ten Total	50.3%

“Ten Largest Holdings” exclude any temporary cash investments.

1
Benchmark returns reflect the blended return of the Sustainable Canadian Energy Income Index from 7/3/07-7/31/13 and the return of the S&P/TSX Canadian High Income Energy Index, net of foreign withholding taxes, from 8/1/13-5/31/15.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

ENY Guggenheim Canadian Energy Income ETF

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$24.55
Net Asset Value	$24.50
Premium to NAV	0.20%
Net Assets ($000)	$34,548

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/18/07)
Guggenheim China
Real Estate ETF
NAV	22.50%	16.45%	10.97%	2.77%
Market	23.28%	16.47%	11.19%	2.78%
AlphaShares China
Real Estate
Index	22.47%	16.92%	11.50%	3.49%
MSCI China
Index	36.22%	17.90%	8.96%	2.51%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.95%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.88%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments	% of Net Assets
Financial	86.4%
Diversified	13.0%
Total Common Stocks	99.4%
Investments of Collateral for Securities Loaned	1.3%
Total Investments	100.7%
Other Assets & Liabilities, net	-0.7%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
China Overseas Land & Investment Ltd.	5.3%
Hongkong Land Holdings Ltd.	5.2%
Henderson Land Development Company Ltd.	5.1%
Sun Hung Kai Properties Ltd.	4.9%
Sino Land Company Ltd.	4.5%
China Resources Land Ltd.	4.5%
Swire Pacific Ltd.	4.3%
Hang Lung Properties Ltd.	4.2%
Wharf Holdings Ltd.	4.0%
New World Development Company Ltd.	4.0%
Top Ten Total	46.0%

“Ten Largest Holdings” exclude any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H, Red Chip and P Chip share classes as well as US and Singapore-listed Chinese securities. The referenced index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$34.56
Net Asset Value	$34.78
Discount to NAV	-0.63%
Net Assets ($000)	$299,087

AVERAGE ANNUAL TOTAL RETURNS FOR THE
YEAR ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(01/30/08)
Guggenheim China
Small Cap ETF
NAV	43.88%	22.59%	9.53%	6.58%
Market	43.07%	22.23%	9.51%	6.48%
AlphaShares China
Small Cap
Index	38.51%	21.40%	9.32%	6.93%
MSCI China
Index	36.22%	17.90%	8.96%	4.49%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index, a representative sample for the entire Chinese investment universe, combining A, B, H Red Chip and P Chip share classes as well as U.S. and Singapore-listed Chinese securities. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.83%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments	% of Net Assets
Industrial	19.8%
Consumer, Cyclical	17.2%
Financial	17.2%
Consumer, Non-cyclical	15.5%
Basic Materials	8.9%
Communications	6.3%
Technology	4.8%
Other	10.0%
Total Long-Term Investments	99.7%
Investments of Collateral for Securities Loaned	11.5%
Total Investments	111.2%
Other Assets & Liabilities, net	-11.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
China Everbright Ltd.	1.4%
Shanghai Electric Group Company Ltd. — Class H	1.2%
GOME Electrical Appliances Holding Ltd.	1.2%
AviChina Industry & Technology Company Ltd. — Class H	1.2%
Shenzhou International Group Holdings Ltd.	1.1%
Zijin Mining Group Company Ltd. — Class H	1.0%
Air China Ltd. — Class H	1.0%
Kingsoft Corporation Ltd.	1.0%
Aluminum Corporation of China Ltd. — Class H	0.9%
Zhejiang Expressway Company Ltd. — Class H	0.9%
Top Ten Total	10.9%

“Ten Largest Holdings” exclude any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

HAO Guggenheim China Small Cap ETF

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$13.33
Net Asset Value	$13.23
Premium to NAV	0.76%
Net Assets ($000)	$62,058

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(06/12/08)
Guggenheim Frontier
Markets ETF
NAV	-18.75%	-8.50%	-3.25%	-6.02%
Market	-18.48%	-8.55%	-3.68%	-5.91%
BNY Mellon
New Frontier
Index	-16.62%	-7.45%	-2.41%	-5.07%
MSCI Emerging
Markets
Index	-0.01%	5.96%	4.08%	0.68%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.77%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments	% of Net Assets
Financial	39.1%
Energy	14.8%
Communications	14.5%
Consumer, Non-cyclical	7.9%
Consumer, Cyclical	6.7%
Basic Materials	4.0%
Other	5.2%
Total Common Stocks	92.2%
Exchange Traded Funds	9.0%
Investments of Collateral for Securities Loaned	11.7%
Total Investments	112.9%
Other Assets & Liabilities, net	-12.9%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Market Vectors Vietnam ETF	9.0%
Copa Holdings S.A. — Class A	4.8%
YPF S.A. ADR	4.7%
Guaranty Trust Bank plc	4.1%
MercadoLibre, Inc.	4.1%
National Bank of Kuwait SAKP	3.7%
KazMunaiGas Exploration Production JSCGDR	3.2%
Oman Telecommunications Company SAOG	3.0%
Safaricom Ltd.	2.9%
Kuwait Finance House KSCP	2.9%
Top Ten Total	42.4%

“Ten Largest Holdings” exclude any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$17.60
Net Asset Value	$17.65
Discount to NAV	-0.28%
Net Assets ($000)	$26,480

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(07/11/07)
Guggenheim
International
Multi-Asset
Income ETF
NAV	-6.64%	9.83%	6.34%	-0.02%
Market	-7.53%	9.62%	6.28%	-0.06%
Zacks International
Multi-Asset
Income Index	-6.76%	9.88%	6.59%	0.39%
MSCI EAFE
Index	-0.48%	15.63%	9.95%	0.43%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.97%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments
Financial	17.3%
Energy	16.2%
Industrial	11.4%
Consumer, Cyclical	10.3%
Consumer, Non-cyclical	9.8%
Communications	8.8%
Basic Materials	7.7%
Technology	4.6%
Utilities	3.1%
Diversified	0.5%
Closed-End Funds	9.9%
Total Long-Term Investments	99.6%
Investments of Collateral for Securities Loaned	15.7%
Total Investments	115.3%
Other Assets & Liabilities, net	-15.3%
Total Net Assets	100.0%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)
Mobile Telesystems OJSC	2.1%
Banco de Chile	1.8%
Formula Systems 1985 Ltd.	1.5%
Grupo Aeroportuario del Pacifico SAB de CV	1.4%
Mitsui & Company Ltd.	1.3%
AXA S.A.	1.3%
Varitronix International Ltd.	1.2%
Mitsubishi Corp.	1.2%
Devon Energy Corp.	1.2%
Canadian Natural Resources Ltd.	1.2%
Top Ten Total	14.2%

“Ten Largest Holdings” exclude any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE Index”) measures the performance for a diverse range of global stock markets within Europe, Australasia and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$19.55
Net Asset Value	$19.60
Discount to NAV	-0.26%
Net Assets ($000)	$70,577

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
			Since
	One	Three	Inception
	Year	Year	(06/11/10)
Guggenheim Shipping ETF
NAV	-10.52%	10.08%	-2.58%
Market	-10.78%	10.08%	-2.63%
Dow Jones Global Shipping
IndexSM	-10.87%	9.88%	N/A
Delta Global Shipping Index/
Dow Jones Global
Shipping IndexSM	-10.87%	9.88%	-2.55	%1
MSCI World Index	5.70%	17.09%	12.99%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International World Index (MSCI) measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments
Industrial	87.4%
Marine Transportation	7.1%
Consumer, Non-cyclical	4.6%
Total Long-Term Investments	99.1%
Investments of Collateral for Securities Loaned	22.0%
Total Investments	121.1%
Other Assets & Liabilities, net	-21.1%
Total Net Assets	100.0%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings
(% of Total Net Assets)
AP Moeller – Maersk,A/S — Class B	16.6%
Nippon Yusen K.K.	7.6%
COSCO Pacific Ltd.	4.6%
Kawasaki Kisen Kaisha Ltd.	4.3%
Teekay Corp.	4.3%
Golden Ocean Group Ltd.	4.3%
Sembcorp Marine Ltd.	3.9%
Matson, Inc.	3.8%
Teekay LNG Partners, LP	3.8%
Teekay Offshore Partners, LP	3.7%
Top Ten Total	56.9%

“Ten Largest Holdings” exclude any temporary cash investments.

1	The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/15.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

SEA Guggenheim Shipping ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The referenced index is unmanaged. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$26.26
Net Asset Value	$26.28
Discount to NAV	-0.08%
Net Assets ($000)	$199,709

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(11/09/07)
Guggenheim Timber ETF
NAV	6.50%	20.87%	10.54%	2.67%
Market	6.60%	20.73%	10.58%	2.65%
Beacon Global Timber
Index	7.40%	21.89%	11.50%	3.82%
MSCI World Index	5.70%	17.09%	12.84%	3.45%
S&P Global Timber &
Forestry Index	6.62%	17.78%	9.16%	0.76%
STOXX Europe Total
Market Forestry &
Paper Index	9.99%	30.23%	16.30%	3.00%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The S&P Global Timber & Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.

The STOXX® Europe TMI Forestry & Paper is a market capitalization weighted index of all companies in the Forestry & Paper sector of the STOXX Europe TMI index. Using the market standard ICB (Industry Classification Benchmark), companies with primary revenue sources from the Forestry & Paper sector are selected from the STOXX Europe TMI universe, which covers 95 percent of the free float market capitalization across 18 Western European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom).

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.75%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2017 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.

Holdings Diversification
(Market Exposure as % of Net Assets)
Investments	% of Net Assets
Basic Materials	68.8%
Financial	13.0%
Industrial	12.3%
Consumer, Non-cyclical	4.7%
Energy	1.0%
Total Long-Term Investments	99.8%
Investments of Collateral for Securities Loaned	0.9%
Total Investments	100.7%
Other Assets & Liabilities, net	-0.7%
Total Net Assets	100.0%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	May 31, 2015

CUT Guggenheim Timber ETF (continued)

Ten Largest Holdings
(% of Total Net Assets)
Mondi Ltd.	5.7%
Suzano Papel E Celulose SA	5.3%
Smurfit Kappa Group plc	5.3%
Oji Holdings Corp.	5.2%
Fibria Celulose S.A. ADR	4.9%
Stora Enso Oyj	4.9%
MeadWestvaco Corp.	4.7%
Klabin S.A.	4.7%
Svenska Cellulosa AB SCA	4.7%
UPM-Kymmene Oyj	4.5%
Top Ten Total	49.9%

“Ten Largest Holdings” exclude any temporary cash investments.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	May 31, 2015

All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund’s gross income and reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 1, 2014 and ending May 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

			Beginning	Ending
	Expense		account value	Account Value	Expenses Paid
	Ratio1	Fund Return	November 30, 2014	May 31, 2015	During Period2
Table 1. Based on actual Fund return3
Guggenheim Canadian Energy Income ETF	0.70%	(10.09)%	$1,000.00	$899.07	$3.31
Guggenheim China Real Estate ETF	0.70%	14.20%	1,000.00	1,142.04	3.74
Guggenheim China Small Cap ETF	0.75%	30.52%	1,000.00	1,305.22	4.31
Guggenheim Frontier Markets ETF	0.70%	(11.13)%	1,000.00	888.67	3.30
Guggenheim International Multi-Asset Income ETF	0.70%	0.33%	1,000.00	1,003.26	3.50
Guggenheim Shipping ETF	0.65%	4.73%	1,000.00	1,047.29	3.32
Guggenheim Timber ETF	0.69%	9.17%	1,000.00	1,091.72	3.60

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) continued	May 31, 2015

			Beginning	Ending
	Expense		account value	Account Value	Expenses Paid
	Ratio1	Fund Return	November 30, 2014	May 31, 2015	During Period2
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Canadian Energy Income ETF	0.70%	5.00%	$1,000.00	$1,021.44	$3.53
Guggenheim China Real Estate ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim China Small Cap ETF	0.75%	5.00%	1,000.00	1,021.19	3.78
Guggenheim Frontier Markets ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim International Multi-Asset Income ETF	0.70%	5.00%	1,000.00	1,021.44	3.53
Guggenheim Shipping ETF	0.65%	5.00%	1,000.00	1,021.69	3.28
Guggenheim Timber ETF	0.69%	5.00%	1,000.00	1,021.49	3.48

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
2
Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by182/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period December 1, 2014 to May 31, 2015.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS	May 31, 2015

ENY Guggenheim Canadian Energy Income ETF

	Shares	Value
COMMON STOCKS† - 99.7%
Canada - 99.7%
Encana Corp.	189,665	$2,394,648
Canadian Natural Resources Ltd.	72,593	2,232,019
Suncor Energy, Inc.	74,400	2,166,585
Inter Pipeline Ltd.1	86,779	2,150,965
TransCanada Corp.	49,328	2,130,005
Enbridge, Inc.	44,661	2,128,128
Crescent Point Energy Corp.1	93,991	2,121,904
Pembina Pipeline Corp.1	65,686	2,109,635
Cenovus Energy, Inc.	123,402	2,028,607
ARC Resources Ltd.1	95,532	1,743,416
Cameco Corp.	111,903	1,671,037
Husky Energy, Inc.	83,281	1,630,593
Keyera Corp.	47,726	1,565,696
Vermilion Energy, Inc.1	30,320	1,296,358
Veresen, Inc.1	80,912	1,203,714
AltaGas Ltd.	37,852	1,202,652
Canadian Oil Sands Ltd.1	137,057	1,194,617
Peyto Exploration & Development Corp.1	43,334	1,170,270
PrairieSky Royalty Ltd.1	42,304	1,131,948
Baytex Energy Corp.1	47,676	808,191
Whitecap Resources, Inc.1	71,605	785,891
Gibson Energy, Inc.	35,318	677,076
Enerplus Corp.1	58,225	560,677
Precision Drilling Corp.	82,597	545,243
Enbridge Income Fund Holdings, Inc.	15,910	486,509
Parkland Fuel Corp.1	23,270	472,204
Mullen Group Ltd.1	25,975	433,870
Pengrowth Energy Corp.1	151,125	403,161
Ensign Energy Services, Inc.	36,664	345,712
Pason Systems, Inc.	19,226	342,703
Pacific Rubiales Energy Corp.	70,552	340,820
Bonavista Energy Corp.1	53,442	337,371
Canadian Energy Services & Technology Corp.	50,078	290,860
Penn West Petroleum Ltd.	141,906	278,526
Enerflex Ltd.	22,168	250,938
Freehold Royalties Ltd.1	15,883	224,201
Bonterra Energy Corp.1	7,816	216,149
Surge Energy, Inc.1	62,153	202,156
TORC Oil & Gas Ltd.	21,960	170,297
Calfrac Well Services Ltd.	20,116	140,526
Trinidad Drilling Ltd.	37,639	137,801
Trican Well Service Ltd.	42,184	130,785
TransGlobe Energy Corp.	21,177	84,827
Savanna Energy Services Corp.	25,574	35,034
Total Canada		41,974,325

Total Common Stocks
(Cost $49,980,754)		41,974,325

SECURITIES LENDING COLLATERAL†,2 - 38.4%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1047%	16,153,822	$16,153,822
Total Securities Lending Collateral
(Cost $16,153,822)		16,153,822
Total Investments - 138.1%
(Cost $66,134,576)		$58,128,147
Other Assets & Liabilities, net - (38.1)%		(16,046,452)
Total Net Assets - 100.0%		$42,081,695

†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

Country Diversification
% of Common
Country	Stocks
Canada	100.0%

Currency Denomination
% of Common
Currency	Stocks
Canadian Dollar	100.0%

See notes to financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS continued	May 31, 2015

TAO Guggenheim China Real Estate ETF

	Shares	Value
COMMON STOCKS† - 99.4%
Financial - 86.4%
China Overseas Land & Investment Ltd.	508,163	$1,842,131
Hongkong Land Holdings Ltd.	209,308	1,802,142
Henderson Land Development Company Ltd.	217,996	1,759,087
Sun Hung Kai Properties Ltd.	100,315	1,700,485
Sino Land Company Ltd.	906,840	1,553,604
China Resources Land Ltd.	474,959	1,537,947
Hang Lung Properties Ltd.	463,942	1,466,362
New World Development Company Ltd.	1,025,000	1,367,275
CK Hutchison Holdings Ltd.	86,589	1,351,635
Link REIT	228,252	1,325,069
Hang Lung Group Ltd.	186,475	943,014
Wheelock & Company Ltd.	165,185	890,755
Country Garden Holdings Company Ltd.	1,686,302	776,632
Swire Properties Ltd.	212,580	723,999
China Vanke Company Ltd. — Class H*	266,504	703,086
Hysan Development Company Ltd. — Class A	142,362	650,143
Kerry Properties Ltd.	143,388	598,410
Evergrande Real Estate Group Ltd.	916,611	597,156
Sino-Ocean Land Holdings Ltd.	770,185	550,448
Shimao Property Holdings Ltd.	252,643	542,341
Cheung Kong Property Holdings Ltd.*,††	86,589	526,132
Hopewell Holdings Ltd.	134,574	526,036
Longfor Properties Company Ltd.	271,552	447,708
Sunac China Holdings Ltd.	363,018	426,636
New World China Land Ltd.	538,099	356,116
Yuexiu Property Company Ltd.	1,379,460	320,327
Chinese Estates Holdings Ltd.	96,115	301,927
Champion REIT	526,190	300,717
Renhe Commercial Holdings Company Ltd.*,1	3,368,635	299,857
Fortune Real Estate Investment Trust REIT	270,698	273,438
SOHO China Ltd.	388,830	265,355
KWG Property Holding Ltd.	266,173	254,101
Shenzhen Investment Ltd.	448,367	242,937
Guangzhou R&F Properties Company Ltd. — Class H	206,232	241,576
Agile Property Holdings Ltd.1	305,423	234,833
Greentown China Holdings Ltd.*,1	161,569	231,362
Shui On Land Ltd.1	702,924	222,170
Poly Property Group Company Ltd.	398,772	219,667
Franshion Properties China Ltd.	561,221	218,651
China South City Holdings Ltd.1	554,000	210,121
Great Eagle Holdings Ltd.	51,207	193,557
K Wah International Holdings Ltd.	238,692	145,342
Hopson Development Holdings Ltd.*	129,443	136,932
Yuexiu Real Estate Investment Trust	214,926	120,334
Yanlord Land Group Ltd.	115,809	101,737
Tian An China Investment Company Ltd.	157,305	101,467
China Overseas Grand Oceans Group Ltd.	161,422	90,586
E-House China Holdings Ltd. ADR	13,784	76,639
Glorious Property Holdings Ltd.*	505,504	73,691
Kaisa Group Holdings Ltd.*,†††,1	378,110	—
Total Financial		29,841,673

Diversified - 13.0%
Swire Pacific Ltd. — Class A	111,484	1,500,058
Wharf Holdings Ltd.	200,962	1,387,009
Goldin Properties Holdings Ltd.*	256,378	820,246
Swire Pacific Ltd. — Class B	195,987	498,087
Carnival Group International Holdings Ltd.*	1,570,000	283,556
Total Diversified		4,488,956

Total Common Stocks
(Cost $33,043,185)		34,330,629

SECURITIES LENDING COLLATERAL†,2 - 1.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1189%	529,931	529,931
Total Securities Lending Collateral
(Cost $529,931)		529,931
Total Investments - 100.7%
(Cost $33,573,116)		$34,860,560
Other Assets & Liabilities, net - (0.7)%		(312,606)
Total Net Assets - 100.0%		$34,547,954

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See notes to financial statements.
30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

TAO Guggenheim China Real Estate ETF continued

Country Diversification
% of Common
Country	Stocks
China	98.9%
Singapore	1.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Common
Currency	Stocks
Hong Kong Dollar	94.2%
United States Dollar	5.5%
Singapore Dollar	0.3%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF

	Shares	Value
COMMON STOCKS† - 99.7%
Industrial - 19.8%
Shanghai Electric Group Company Ltd. — Class H1	3,531,933	$3,722,596
AviChina Industry & Technology Company Ltd. — Class H	2,859,928	3,634,149
China COSCO Holdings Company Ltd. — Class H*,1	3,058,437	2,296,329
Beijing Capital International Airport Company Ltd. —
Class H*	1,787,965	2,140,516
China International Marine Containers Group Co. Ltd. —
Class H	710,600	2,035,118
China Shipping Container Lines Company Ltd. — Class H*	4,441,912	2,034,275
Haitian International Holdings Ltd.	748,988	1,841,659
Sunny Optical Technology Group Company Ltd.1	810,946	1,780,586
Lee & Man Paper Manufacturing Ltd.1	2,546,965	1,705,304
Metallurgical Corporation of China Ltd. — Class H*	3,232,933	1,689,130
Tech Pro Technology Development Ltd.*	1,592,800	1,621,249
BBMG Corp. — Class H	1,406,465	1,574,926
China Shanshui Cement Group Ltd.†††,1,2	2,416,948	1,471,705
Sinotrans Ltd. — Class H	1,857,965	1,450,121
China Machinery Engineering Corp. — Class H	992,000	1,323,255
Zoomlion Heavy Industry Science and Technology
Company Ltd. — Class H1	1,691,800	1,300,788
China Resources Cement Holdings Ltd.	2,061,965	1,268,852
China High Speed Transmission Equipment Group Co. Ltd.	1,254,965	1,262,808
Xinjiang Goldwind Science & Technology Company
Ltd. — Class H*	510,829	1,252,105
China Shipping Development Co. Ltd. — Class H	1,529,965	1,209,911
China Lesso Group Holdings Ltd.	1,194,968	1,143,857
Guangshen Railway Company Ltd. — Class H*	1,717,965	1,134,738
Hi Sun Technology China Ltd.*	2,163,000	1,107,793
China Zhongwang Holdings Ltd.1	1,767,165	1,044,128
SITC International Holdings Company Ltd.	1,396,882	946,086
CT Environmental Group Ltd.	672,000	915,471
Dongfang Electric Corporation Ltd. — Class H*	408,200	906,813
AVIC International Holding HK Ltd.*	3,868,000	903,185
Wasion Group Holdings Ltd.	565,978	877,638
China Singyes Solar Technologies Holdings Ltd.	541,946	838,974
Boer Power Holdings Ltd.	328,000	737,958
SIIC Environment Holdings Ltd.*	4,730,800	718,967
Harbin Electric Company Ltd. — Class H	805,972	678,961
Kangda International Environmental Company Ltd.*	1,168,000	659,976
China Huarong Energy Company Ltd.*,1	5,695,919	646,633
China Water Affairs Group Ltd.1	1,026,000	574,445
China Aerospace International Holdings Ltd.	2,167,951	570,547
Chaowei Power Holdings Ltd.1	685,000	564,680
Tianjin Port Development Holdings Ltd.	1,843,965	544,753
Lonking Holdings Ltd.	2,222,923	539,130
China National Materials Company Ltd. — Class H	1,344,965	510,117
Tianneng Power International Ltd.	816,005	505,296
Dongjiang Environmental Company Ltd. — Class H	83,200	499,100
West China Cement Ltd.	2,862,010	487,367
COSCO International Holdings Ltd.	683,988	476,490
First Tractor Company Ltd. — Class H1	460,000	425,489
EVA Precision Industrial Holdings Ltd.	1,276,000	396,716
Ozner Water International Holding Ltd.*	1,021,000	379,341
Greatview Aseptic Packaging Company Ltd.	655,042	378,581
Sinotrans Shipping Ltd.	1,473,465	368,768
CPMC Holdings Ltd.	462,940	344,597
Sany Heavy Equipment International Holdings Company Ltd.	910,968	303,204
Honghua Group Ltd.	2,356,968	297,983
Yuanda China Holdings Ltd.	2,861,996	284,296
SOCAM Development Ltd.	309,960	283,507
Guodian Technology & Environment Group Corporation
Ltd. — Class H	1,513,000	269,358
Asia Cement China Holdings Corp.	502,000	262,931
Yingli Green Energy Holding Company Ltd. ADR*	148,864	150,353
Total Industrial		59,293,609

Consumer, Cyclical - 17.2%
GOME Electrical Appliances Holding Ltd.*	13,916,727	3,644,556
Shenzhou International Group Holdings Ltd.	667,038	3,295,800
Air China Ltd. — Class H	2,441,940	3,002,197
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	761,072	2,523,308
Skyworth Digital Holdings Ltd.	2,291,945	2,190,957
ANTA Sports Products Ltd.1	936,972	2,173,340
China Southern Airlines Company Ltd. — Class H*	2,049,965	2,102,447
Intime Retail Group Company Ltd.1	1,198,965	2,047,887
Minth Group Ltd.	771,968	1,902,147
Digital China Holdings Ltd.	980,008	1,762,397
China Eastern Airlines Corporation Ltd. — Class H*	2,177,965	1,697,068
Xinyi Glass Holdings Ltd.	2,784,000	1,677,249
China Travel International Investment Hong Kong Ltd.	2,893,937	1,414,945
China Dongxiang Group Company Ltd.1	3,986,936	1,131,549
Li Ning Company Ltd.*	1,806,968	1,058,322
Homeinns Hotel Group ADR*,1	36,539	982,899
Golden Eagle Retail Group Ltd.	576,983	887,260
Cosmo Lady China Holdings Company Ltd.	847,000	874,148
Shanghai Jin Jiang International Hotels Group Co.
Ltd. — Class H*	1,672,000	834,755
China Lodging Group Ltd. ADR*,1	33,566	831,765
China Lilang Ltd.	672,000	806,239
REXLot Holdings Ltd.1	10,249,845	753,709
Baoxin Auto Group Ltd.	888,432	742,695
Xinhua Winshare Publishing and Media Company
Ltd. — Class H	547,000	714,133
China ZhengTong Auto Services Holdings Ltd.1	1,032,968	674,293

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.7% (continued)
Consumer, Cyclical - 17.2% (continued)
China Harmony Auto Holding Ltd.	531,000	$671,324
Zhongsheng Group Holdings Ltd.	798,500	668,546
Qunar Cayman Islands Ltd. ADR*,1	14,974	660,204
Qingling Motors Company Ltd. — Class H	1,509,965	598,021
Dah Chong Hong Holdings Ltd.1	990,968	590,627
TCL Multimedia Technology Holdings Ltd.	648,000	576,814
NewOcean Energy Holdings Ltd.1	1,139,895	573,510
Sinotruk Hong Kong Ltd.	824,976	560,872
Hisense Kelon Electrical Holdings Company Ltd. — Class H*	551,000	525,300
Bosideng International Holdings Ltd.	3,331,933	524,406
Jintian Pharmaceutical Group Ltd.	898,000	488,878
Hengdeli Holdings Ltd.	2,369,543	486,041
Jinmao Investments and Jinmao China Investments
Holdings Ltd.	719,500	473,383
Xinchen China Power Holdings Ltd.*	1,026,000	463,262
China Yongda Automobiles Services Holdings Ltd.	597,960	459,759
Ajisen China Holdings Ltd.	744,005	451,113
Springland International Holdings Ltd.	1,193,019	434,018
Tack Fiori International Group Ltd.*	1,572,000	405,596
Parkson Retail Group Ltd.	1,539,965	375,478
Weiqiao Textile Co. — Class H	478,500	372,229
361 Degrees International Ltd.	905,005	357,260
XTEP International Holdings Ltd.	779,000	342,691
Maoye International Holdings Ltd.	1,141,965	269,597
Ying Li International Real Estate Ltd.*	1,297,400	245,264
Welling Holding Ltd.	896,000	218,465
Total Consumer, Cyclical		51,518,723

Financial - 17.2%
China Everbright Ltd.	1,023,968	4,075,238
Sunac China Holdings Ltd.	2,128,003	2,500,933
Chongqing Rural Commercial Bank Company Ltd. — Class H*	2,987,023	2,427,675
Shanghai Industrial Holdings Ltd.1	558,998	2,152,613
Yuexiu Property Company Ltd.	8,057,882	1,871,134
Bank of Chongqing Company Ltd. — Class H	1,860,500	1,855,328
Guotai Junan International Holdings Ltd.	957,000	1,837,072
Far East Horizon Ltd.	1,837,965	1,787,805
Renhe Commercial Holdings Company Ltd.*	19,807,745	1,763,176
China Galaxy Securities Company Ltd. — Class H	974,000	1,651,071
SOHO China Ltd.	2,272,965	1,551,172
KWG Property Holding Ltd.	1,544,151	1,474,120
Shenzhen Investment Ltd.	2,641,945	1,431,477
Harbin Bank Company Ltd. — Class H*	3,641,000	1,418,532
Guangzhou R&F Properties Company Ltd. — Class H	1,191,165	1,395,305
Greentown China Holdings Ltd.1	958,983	1,373,236
Agile Property Holdings Ltd.1	1,783,965	1,371,652
Shui On Land Ltd.1	4,130,412	1,305,482
Poly Property Group Company Ltd.	2,363,948	1,302,199
Franshion Properties China Ltd.	3,205,916	1,249,023
China South City Holdings Ltd.1	3,285,950	1,246,292
Joy City Property Ltd.	3,869,252	1,078,182
Beijing Capital Land Ltd. — Class H	1,171,968	889,006
Colour Life Services Group Company Ltd.	584,000	878,462
China Financial International Investments Ltd.*,1	4,830,000	872,342
Hopson Development Holdings Ltd.*	751,968	795,472
Noah Holdings Ltd. ADR*,1	24,670	782,039
Central China Securities Company Ltd. — Class H	792,000	776,516
CIFI Holdings Group Company Ltd.	2,678,000	753,145
Yanlord Land Group Ltd.	678,400	595,970
Shanghai Industrial Urban Development Group Ltd.	1,667,965	572,374
China Overseas Grand Oceans Group Ltd.	919,968	516,266
China Aoyuan Property Group Ltd.	1,734,000	505,556
E-House China Holdings Ltd. ADR	84,510	469,876
CNinsure, Inc. ADR*,1	54,483	440,767
Yida China Holdings Ltd.	1,128,000	433,647
Mingfa Group International Company Ltd.1	1,658,968	428,035
Sunshine 100 China Holdings Ltd.*	791,000	423,483
Credit China Holdings Ltd.	1,660,000	398,320
Glorious Property Holdings Ltd.*	2,705,933	394,464
Wanda Hotel Development Company Ltd.*	1,518,976	389,956
China SCE Property Holdings Ltd.1	1,700,358	368,520
Logan Property Holdings Company Ltd.	840,000	358,690
Wuzhou International Holdings Ltd.*	1,448,000	317,562
Fantasia Holdings Group Company Ltd.	1,921,445	309,849
Yuzhou Properties Company Ltd.1	999,000	278,375
Hydoo International Holding Ltd.	1,256,000	244,668
Xinyuan Real Estate Co. Ltd. ADR1	67,109	195,958
Kaisa Group Holdings Ltd.†††,1,2	2,100,965	—
Total Financial		51,508,035

Consumer, Non-cyclical - 15.5%
Zhejiang Expressway Company Ltd. — Class H	1,705,965	2,658,573
CSPC Pharmaceutical Group Ltd.	2,505,976	2,579,830
Uni-President China Holdings Ltd.	2,159,968	2,137,244
Shenzhen International Holdings Ltd.	1,189,231	2,120,243
Jiangsu Expressway Company Ltd. — Class H*	1,439,965	2,006,260
TAL Education Group ADR*,1	46,285	1,676,443
China Agri-Industries Holdings Ltd.	2,606,938	1,573,939
Shanghai Fosun Pharmaceutical Group Company
Ltd. — Class H*	365,000	1,572,718
China Huishan Dairy Holdings Company Ltd.	6,773,000	1,406,754
Tong Ren Tang Technologies Company Ltd. — Class H	737,000	1,334,892

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.7% (continued)
Consumer, Non-cyclical - 15.5% (continued)
CP Pokphand Company Ltd.	8,101,856	$1,296,038
China Modern Dairy Holdings Ltd.1	2,847,024	1,138,582
Guangzhou Baiyunshan Pharmaceutical Holdings Company
Ltd. — Class H*	270,000	1,125,065
Lijun International Pharmaceutical Holding Company Ltd.	2,679,889	1,037,169
Phoenix Healthcare Group Company Ltd.	455,000	934,471
Imperial Pacific International Holdings Ltd.*,1	2,680,000	822,855
Biostime International Holdings Ltd.	190,551	798,925
Shenzhen Expressway Company Ltd. — Class H	903,976	796,506
Qingdao Port International Company Ltd. — Class H	1,061,000	793,880
China Yurun Food Group Ltd.*,1	1,642,965	771,509
Fu Shou Yuan International Group Ltd.	1,280,000	764,544
China Shengmu Organic Milk Ltd.*	2,675,000	762,654
China Huiyuan Juice Group Ltd.	1,264,968	734,350
Vinda International Holdings Ltd.	333,000	720,855
Lifetech Scientific Corp.*	2,167,396	685,040
Hua Han Bio-Pharmaceutical Holdings Ltd.	3,138,016	684,153
Tibet 5100 Water Resources Holdings Ltd.	1,756,006	663,751
China Foods Ltd.	834,000	645,548
Yuexiu Transport Infrastructure Ltd.1	820,000	631,538
China Shineway Pharmaceutical Group Ltd.	358,000	627,183
Anhui Expressway Company Ltd. — Class H	622,000	604,222
Livzon Pharmaceutical Group, Inc. — Class H	70,900	599,100
Xiamen International Port Company Ltd. — Class H	1,132,000	584,141
Sichuan Expressway Company Ltd. — Class H	1,101,968	568,644
Dalian Port PDA Company Ltd. — Class H*	1,101,968	568,644
United Laboratories International Holdings Ltd.*,1	731,993	563,758
Wumart Stores, Inc. — Class H	646,483	557,949
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company
Ltd. — Class H	391,000	519,548
Shandong Luoxin Pharmaceutical Group Stock Company
Ltd. — Class H	212,000	496,665
Consun Pharmaceutical Group Ltd.	639,000	484,719
Yashili International Holdings Ltd.	1,352,000	474,414
Poly Culture Group Corporation Ltd. — Class H*	105,000	444,976
PW Medtech Group Ltd.*	925,000	436,751
Goodbaby International Holdings Ltd.	900,899	431,183
Dawnrays Pharmaceutical Holdings Ltd.	440,000	422,883
China Animal Healthcare Ltd.†††,1,2	798,000	401,494
Shenguan Holdings Group Ltd.	1,337,965	393,542
Real Nutriceutical Group Ltd.	1,069,972	387,874
YuanShengTai Dairy Farm Ltd.*	2,974,000	372,155
China Distance Education Holdings Ltd. ADR	22,638	354,737
Goldpac Group Ltd.	372,000	308,578
Changshouhua Food Company Ltd.	357,000	291,991
China Pioneer Pharma Holdings Ltd.	397,000	287,319
Microport Scientific Corp.	462,029	263,453
Anxin-China Holdings Ltd.†††,2	2,619,938	98,017
Total Consumer, Non-cyclical		46,418,269

Basic Materials - 8.9%
Zijin Mining Group Company Ltd. — Class H1	6,946,000	3,100,433
Aluminum Corporation of China Ltd. — Class H*	4,694,000	2,827,948
Huabao International Holdings Ltd.	2,330,962	2,249,305
Sinopec Shanghai Petrochemical Company Ltd. — Class H	4,135,914	2,027,527
Nine Dragons Paper Holdings Ltd.	1,994,965	1,829,854
Kingboard Chemical Holdings Ltd.	741,000	1,441,554
China Molybdenum Co. Ltd. — Class H1	1,572,965	1,440,751
China Hongqiao Group Ltd.1	1,113,016	1,128,588
Angang Steel Company Ltd. — Class H*,1	1,307,965	1,079,910
Yingde Gases Group Company Ltd.	1,203,965	955,213
China BlueChemical Ltd. — Class H	2,121,965	949,903
Fufeng Group Ltd.	1,141,968	936,963
Zhaojin Mining Industry Company Ltd. — Class H1	1,049,468	874,607
Maanshan Iron & Steel Company Ltd. — Class H*,1	2,079,962	818,402
Kingboard Laminates Holdings Ltd.	1,325,968	673,970
MMG Ltd.*,1	1,639,965	649,508
North Mining Shares Company Ltd. — Class C*,1	13,179,586	595,088
Sinofert Holdings Ltd.	2,195,965	569,420
Dongyue Group Ltd.	1,221,965	547,016
Shougang Concord International Enterprises Company Ltd.*	4,955,905	428,360
China Precious Metal Resources Holdings Company Ltd.*,1	4,191,936	378,551
Xingda International Holdings Ltd.	1,071,895	348,469
Tiangong International Company Ltd.1	1,638,000	340,213
China Sanjiang Fine Chemicals Company Ltd.	593,000	221,087
Yip’s Chemical Holdings Ltd.	332,000	197,447
Total Basic Materials		26,610,087

Communications - 6.3%
ZTE Corp. — Class H	746,502	2,595,381
China Communications Services Corp. Ltd. — Class H	3,293,937	1,805,991
SouFun Holdings Ltd. ADR1	238,907	1,775,078
58.com, Inc. ADR*	18,936	1,420,389
BYD Electronic International Company Ltd.	757,500	1,237,165
Coolpad Group Ltd.	3,207,930	1,154,624
Autohome, Inc. ADR*	22,923	1,045,060
21Vianet Group, Inc. ADR*,1	55,876	1,009,121
CITIC Telecom International Holdings Ltd.	1,649,000	855,181
TCL Communication Technology Holdings Ltd.1	744,000	796,641
51job, Inc. ADR*,1	24,154	749,740
E-Commerce China Dangdang, Inc. — Class A ADR*,1	66,180	553,927
China Fiber Optic Network System Group Ltd.	1,292,000	490,028
Renren, Inc. ADR*,1	109,838	438,254

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.7% (continued)
Communications - 6.3% (continued)
China Public Procurement Ltd.*	9,136,000	$412,511
Asia Satellite Telecommunications Holdings Ltd.	116,500	411,050
V1 Group Ltd.	3,425,336	393,283
Comba Telecom Systems Holdings Ltd.	1,063,954	376,084
China All Access Holdings Ltd.	962,000	321,430
Weibo Corp ADR*,1	19,493	308,964
Synertone Communication Corp.	3,960,000	301,411
Phoenix New Media Ltd. ADR*	38,085	269,642
Total Communications		18,720,955

Technology - 4.8%
Kingsoft Corporation Ltd.1	724,972	2,908,661
TravelSky Technology Ltd. — Class H	1,108,468	1,921,914
NetDragon Websoft, Inc.1	307,960	1,543,465
Kingdee International Software Group Company Ltd.1	1,817,965	1,454,081
Chinasoft International Ltd.*	1,430,021	1,007,271
Shunfeng International Clean Energy Ltd.*	1,280,000	899,949
Perfect World Company Ltd. ADR*,1	40,430	799,705
Shanda Games Ltd. ADR*,1	112,377	781,582
Ju Teng International Holdings Ltd.	1,035,968	640,167
Tian Ge Interactive Holdings Ltd.	670,000	598,990
Boyaa Interactive International Ltd.	564,000	580,622
Changyou.com Ltd. ADR*	13,374	417,001
TPV Technology Ltd.	1,055,968	258,831
NQ Mobile, Inc. ADR*,1	58,848	241,865
China ITS Holdings Company Ltd.*	1,338,348	238,265
Total Technology		14,292,369

Energy - 4.5%
Xinyi Solar Holdings Ltd.1	3,726,000	1,744,862
Sinopec Engineering Group Company Ltd. — Class H	1,391,500	1,366,090
Trina Solar Ltd. ADR*,1	107,849	1,334,092
Sinopec Oilfield Service Corp. — Class H1	2,513,947	1,261,587
Beijing Jingneng Clean Energy Co. Ltd. — Class H	2,509,918	1,155,950
Shougang Fushan Resources Group Ltd.1	4,517,770	1,060,735
Sinopec Kantons Holdings Ltd.1	1,161,900	957,814
CIMC Enric Holdings Ltd.	716,000	721,399
JinkoSolar Holding Company Ltd. ADR*,1	23,908	687,355
United Energy Group Ltd.*	4,707,905	674,159
China Suntien Green Energy Corporation Ltd. — Class H	2,140,029	519,026
Concord New Energy Group Ltd.*	4,770,000	436,906
JA Solar Holdings Company Ltd. ADR*,1	45,315	383,818
China Tian Lun Gas Holdings Ltd.*	349,000	337,224
Anton Oilfield Services Group/Hong Kong1	1,305,890	303,243
Hilong Holding Ltd.1	918,000	293,701
SPT Energy Group, Inc.	1,061,895	217,816
Total Energy		13,455,777

Utilities - 4.2%
Huadian Power International Corporation Ltd. — Class H	2,035,965	$2,353,368
Datang International Power Generation Company
Ltd. — Class H	3,937,919	2,306,397
China Power International Development Ltd.	3,035,945	2,208,943
Huaneng Renewables Corporation Ltd. — Class H	4,490,023	2,102,648
Huadian Fuxin Energy Corporation Ltd. — Class H	2,694,000	1,411,026
China Oil & Gas Group Ltd.	5,279,865	633,457
China Datang Corporation Renewable Power Company
Ltd. — Class H	3,099,027	539,723
Tianjin Development Holdings Ltd.	464,000	466,900
China Power New Energy Development Company Ltd.	4,859,640	451,386
Total Utilities		12,473,848

Diversified - 1.3%
Carnival Group International Holdings Ltd.*,1	9,310,000	1,681,470
CITIC Resources Holdings Ltd.*	2,725,936	717,393
Wisdom Holdings Group	686,000	707,987
C C Land Holdings Ltd.	1,470,965	358,654
Beijing Development HK Ltd.*	862,000	302,474
Total Diversified		3,767,978

Total Common Stocks
(Cost $260,544,975)		298,059,650

RIGHTS - 0.0%
Consumer, Non-cyclical – 0.0%
Hua Han Bio Pharm Rights†††,2	1,539,008	—
Total Rights
(Cost $0)		—

SECURITIES LENDING COLLATERAL†,3 - 11.5%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1047%		34,309,465
Total Securities Lending Collateral
(Cost $34,309,465)		34,309,465
Total Investments - 111.2%
(Cost $294,854,440)		$332,369,115
Other Assets & Liabilities, net - (11.2)%		(33,281,746)
Total Net Assets - 100.0%		$299,087,369

*	Non-income producing security.
†	Value determined based on Level 1 input, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Security was fair valued by the Valuation Committee at May 31, 2015. The total market value of fair valued securities amounts to $1,971,216, (cost $3,709,702) or 0.7% of total net assets.
3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF continued

Country Breakdown
% of Long-Term
Country	Investments
China	99.3%
Singapore	0.5%
Australia	0.2%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
Chinese Yuan	50.1%
Hong Kong Dollar	44.6%
United States Dollar	4.8%
Singapore Dollar	0.5%
Total Long-Term Investments	100.0%

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF

	Shares	Value
COMMON STOCKS† - 92.2%
Kuwait - 15.4%
National Bank of Kuwait SAKP	859,887	$2,326,704
Kuwait Finance House KSCP	827,110	1,774,036
Mobile Telecommunications Company KSC	896,057	1,286,206
Agility Public Warehousing Company KSC	245,929	576,174
Gulf Bank KSCP*	545,319	494,845
Commercial Bank of Kuwait KPSC	232,876	468,749
Mabanee Company SAK	147,891	463,608
Kuwait Food Company Americana SAK	49,696	432,923
Kuwait Projects Company Holding KSCP	202,045	413,357
VIVA Kuwait Telecom Co.*	108,605	336,871
Burgan Bank SAK	215,968	302,875
Boubyan Bank KSCP	158,987	230,834
Warba Bank KSCP*	254,899	198,502
Commercial Real Estate Company KSC	489,973	140,662
Jazeera Airways Company KSC	59,398	89,180
Total Kuwait		9,535,526

Nigeria - 14.6%
Guaranty Trust Bank plc	17,419,429	2,533,497
Zenith Bank plc	16,111,241	1,735,368
Nigerian Breweries plc	1,898,877	1,431,909
FBN Holdings plc	18,986,388	894,711
Nestle Nigeria plc	148,914	635,905
Dangote Cement plc	620,879	561,458
United Bank for Africa plc	16,235,859	440,460
Access Bank plc	11,237,046	351,705
SEPLAT Petroleum Development Company plc	139,563	251,566
UAC of Nigeria plc	980,595	202,967
Total Nigeria		9,039,546

Pakistan - 10.7%
MCB Bank Ltd.	440,899	1,161,287
Oil & Gas Development Company Ltd.	460,474	834,323
Fauji Fertilizer Company Ltd.	510,281	703,048
Lucky Cement Ltd.	155,622	686,794
Hub Power Company Ltd.	628,401	598,045
Engro Corporation Ltd.	208,336	569,151
Pakistan Petroleum Ltd.	338,281	563,354
Pakistan State Oil Company Ltd.	141,281	508,420
United Bank Ltd.	220,061	340,878
Pakistan Oilfields Ltd.	73,451	279,612
DG Khan Cement Company Ltd.	164,247	207,961
National Bank of Pakistan	380,335	201,555
Total Pakistan		6,654,428

Argentina – 9.8%
YPF S.A. ADR	105,985	2,943,203
Grupo Financiero Galicia S.A. ADR	56,771	1,137,123
Banco Macro S.A. ADR	19,786	979,803
BBVA Banco Frances S.A. ADR	25,212	407,678
Arcos Dorados Holdings, Inc. — Class A	62,623	345,052
Pampa Energia S.A. ADR*	19,553	277,262
Total Argentina		6,090,121

Kenya - 9.4%
Safaricom Ltd.	11,074,811	1,800,367
East African Breweries Ltd.	441,130	1,357,323
Kenya Commercial Bank Ltd.	2,339,050	1,355,449
Equity Group Holdings Ltd.	2,760,756	1,337,905
Total Kenya		5,851,044

Oman - 6.7%
Oman Telecommunications Company SAOG	431,323	1,865,574
Bank Muscat SAOG	1,163,272	1,637,858
Ooredoo	341,767	692,501
Total Oman		4,195,933

Kazakhstan - 5.1%
KazMunaiGas Exploration Production JSC GDR	186,891	1,962,355
Halyk Savings Bank of Kazakhstan JSC GDR	93,916	718,457
KCell JSC GDR	56,632	493,265
Total Kazakhstan		3,174,077

Panama - 4.8%
Copa Holdings S.A. — Class A1	34,774	2,965,875

Romania - 4.7%
Banca Transilvania*	2,495,011	1,490,257
BRD-Groupe Societe Generale	314,618	863,499
OMV Petrom S.A.	5,948,617	557,628
Total Romania		2,911,384

United Kingdom - 4.0%
Nostrum Oil & Gas plc	147,935	1,272,054
KAZ Minerals plc	311,541	1,196,097
Total United Kingdom		2,468,151

United States - 4.1%
MercadoLibre, Inc.	17,424	2,528,745

Luxembourg - 1.7%
Kernel Holding S.A.	56,675	581,027
Adecoagro S.A.*	47,938	463,081
Total Luxembourg		1,044,108

Togo - 1.2%
Ecobank Transnational, Inc.	6,810,678	736,669

Total Common Stocks
(Cost $58,377,469)		57,195,607

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF continued

	Shares	Value
EXCHANGE-TRADED FUNDS†- 9.0%
United States – 9.0%
Market Vectors Vietnam ETF1	314,608	$5,565,416
Total Exchange-Traded Funds
(Cost $5,700,095)		5,565,416

SECURITIES LENDING COLLATERAL†,2 - 11.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1046%	7,274,017	7,274,017
Total Securities Lending Collateral
(Cost $7,274,017)		7,274,017
Total Investments - 112.9%
(Cost $71,351,581)		$70,035,040
Other Assets & Liabilities, net - (12.9)%		(7,976,975)
Total Net Assets - 100.0%		$62,058,065

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
Kuwait	15.2%
Nigeria	14.4%
Argentina	12.9%
Pakistan	10.6%
Kenya	9.3%
United States	9.7%
Oman	6.7%
Kazakhstan	5.1%
Other	16.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	39.6%
Kuwaiti Dollar	15.2%
Nigerian Nairas	14.0%
Pakistani Rupee	10.6%
Kenyan Shilling	9.3%
Omani Rial	6.7%
Romanian Lei	4.6%
Total Long-Term Investments	100.0%

See notes to financial statements.

38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† - 87.7%
United Kingdom - 12.2%
National Grid plc	16,960	$241,720
Antofagasta plc	19,902	226,556
BT Group plc	31,800	216,762
Ladbrokes plc	109,556	200,278
Reed Elsevier plc	11,635	192,636
Johnson Matthey plc	3,304	176,411
GKN plc	31,139	174,196
J Sainsbury plc*	44,999	172,764
Rentokil Initial plc	74,545	167,215
SSE plc	6,419	163,088
BP plc	22,941	157,793
HSBC Holdings plc	16,578	157,526
Vodafone Group plc	40,234	156,772
BHP Billiton plc ADR1	3,289	139,158
Burberry Group plc	5,375	139,024
Royal Dutch Shell plc — Class B	4,420	133,107
GlaxoSmithKline plc	5,979	132,612
Telecity Group plc	7,102	116,826
Home Retail Group plc	42,798	102,860
ARM Holdings plc	2,579	45,454
Lonmin plc*	697	1,500
Total United Kingdom		3,214,258

Japan - 7.5%
Mitsui & Company Ltd.	24,600	346,019
Mitsubishi Corp.	14,100	316,666
Toyota Motor Corp.	2,800	194,135
Tokio Marine Holdings, Inc.	4,000	165,808
Makita Corp.	3,000	163,906
Sekisui House Ltd.	9,500	158,888
NSK Ltd.	6,800	112,388
Kubota Corp.	6,000	100,278
FUJIFILM Holdings Corp.	2,600	99,604
Asahi Kasei Corp.	11,000	97,905
Nidec Corp.	1,200	87,852
Bridgestone Corp.	2,000	83,420
Minebea Company Ltd.	3,000	55,603
Total Japan		1,982,472

Germany - 6.4%
Hannover Rueck SE	2,866	277,922
Allianz AG	1,635	255,884
Deutsche Post AG	8,162	245,589
adidas AG	2,208	173,156
Volkswagen AG	588	141,502
SAP AG	1,744	128,852
Bayer AG1	853	120,779
Linde AG	587	112,526
Henkel AG & Company KGaA	943	96,511
Continental AG	385	88,745
HeidelbergCement AG	751	60,813
Total Germany		1,702,279

France - 4.7%
AXA S.A.	13,274	333,481
Vallourec S.A.1	11,402	281,388
Total S.A. ADR	5,389	272,091
Societe Generale S.A.1	4,439	206,956
Pernod-Ricard S.A.	1,165	143,754
Total France		1,237,670

United States - 4.2%
Devon Energy Corp.	4,767	310,905
Noble Energy, Inc.	6,218	272,224
Apache Corp.	4,460	266,886
Chesapeake Energy Corp.1	17,604	248,392
Total United States		1,098,407

Canada - 4.1%
Canadian Natural Resources Ltd.1	10,074	310,682
Encana Corp.	22,501	284,863
Enerplus Corp.1	29,015	279,414
Crescent Point Energy Corp1	9,554	216,780
Total Canada		1,091,739

Australia - 3.9%
WorleyParsons Ltd.	29,692	247,505
Fortescue Metals Group Ltd.1	113,118	209,539
Coca-Cola Amatil Ltd.	20,053	154,877
National Australia Bank Ltd. ADR	5,544	145,642
Australia & New Zealand Banking Group Ltd.	5,555	141,126
Westpac Banking Corp.	5,051	129,753
South 32 Ltd.*	1,315	10,875
Total Australia		1,039,317

Brazil - 3.7%
Telefonica Brasil S.A. ADR1	20,024	281,738
Vale S.A. ADR	39,498	248,837
Ultrapar Participacoes S.A. ADR	7,443	160,992
Banco Santander Brasil S.A. ADR1	31,564	156,873
Itau Unibanco Holding S.A. ADR	7,752	82,946
Tim Participacoes S.A. ADR	3,987	59,247
Total Brazil		990,633

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† - 87.7% (continued)
Bermuda - 3.3%
Varitronix International Ltd.	360,000	$320,452
Yue Yuen Industrial Holdings Ltd.	73,189	251,625
TAI Cheung Holdings Ltd.	190,000	171,088
Li & Fung Ltd.	142,753	123,756
Total Bermuda		866,921

China - 3.2%
Huaneng Power International, Inc. ADR	4,683	250,915
China Petroleum & Chemical Corp. ADR1	2,678	234,780
PetroChina Company Ltd. ADR1	1,872	221,813
China Telecom Corporation Ltd. ADR	1,368	91,683
China Life Insurance Company Ltd. ADR1	2,487	59,315
Total China		858,506

Singapore - 3.0%
United Overseas Bank Ltd.	16,100	276,192
Wilmar International Ltd.	79,200	197,281
CapitaLand Ltd.	69,200	179,042
Keppel Corporation Ltd.	22,200	144,006
Total Singapore		796,521

Hong Kong – 3.0%
Henderson Land Development Company Ltd.	33,300	268,710
MTR Corporation Ltd.	46,939	224,959
Lenovo Group Ltd.	106,000	168,199
Cathay Pacific Airways Ltd.	52,000	133,228
Total Hong Kong		795,096

Netherlands - 2.8%
European Aeronautic Defence and Space Company N.V.	3,868	262,922
Koninklijke Ahold N.V.	7,842	159,184
Arcadis N.V.	5,193	147,230
TNT Express N.V.	13,076	110,100
ASML Holding N.V.	546	60,908
Total Netherlands		740,344

Spain - 2.5%
Banco Santander S.A.	31,951	227,131
Telefonica S.A.	12,814	180,946
Repsol S.A.	7,465	141,915
Grifols S.A.	2,703	107,602
Total Spain		657,594

Chile - 2.4%
Banco de Chile ADR1	6,834	470,931
Enersis S.A. ADR	8,980	152,750
Total Chile		623,681

Mexico - 2.2%
Grupo Aeroportuario del Pacifico SAB de CV ADR	5,163	367,607
Coca-Cola Femsa SAB de CV ADR	1,535	130,552
America Movil SAB de CV — Class L ADR	3,973	83,433
Total Mexico		581,592

Russian Federation - 2.1%
Mobile Telesystems OJSC ADR	53,998	564,819

Jersey - 2.1%
Glencore plc*	64,611	283,898
WPP plc	9,544	224,281
Randgold Resources Ltd. ADR	399	28,820
Shire plc	275	23,647
Total Jersey		560,646

Israel - 1.8%
Formula Systems 1985 Ltd.1	13,684	384,409
NICE-Systems Ltd.	1,453	91,248
Total Israel		475,657

Cayman Islands - 1.6%
E-House China Holdings Ltd. ADR	36,321	201,945
Himax Technologies, Inc. ADR1	23,271	145,676
Mindray Medical International Ltd. ADR	3,091	83,364
Total Cayman Islands		430,985

Norway - 1.6%
Marine Harvest ASA*	19,074	219,293
Statoil ASA	11,113	207,789
Total Norway		427,082

India - 1.4%
Wipro Ltd. ADR	10,788	130,211
Vedanta Resources plc	7,619	94,933
Infosys Ltd. ADR	2,219	70,720
ICICI Bank Ltd. ADR	5,771	60,942
Total India		356,806

Switzerland - 1.3%
SGS S.A.	92	176,130
UBS Group AG*,1	8,079	172,568
Total Switzerland		348,698

Denmark - 1.1%
Novo Nordisk A/S — Class B	2,491	138,852
Carlsberg A/S — Class A	1,155	111,177
Novozymes A/S — Class B	1,122	53,868
Total Denmark		303,897

Finland - 1.1%
Sampo Oyj — Class A	6,340	298,053

Sweden - 1.1%
TeliaSonera AB	25,017	147,134
Swedbank AB — Class A	5,614	131,415
Total Sweden		278,549

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† - 87.7% (continued)
Italy - 1.0%
Eni SpA	9,187	$165,083
Luxottica Group SpA	1,683	113,108
Total Italy		278,191

South Africa - 0.8%
Sasol Ltd. ADR	5,665	200,938

Austria - 0.5%
Flughafen Wien AG	1,434	128,666

Indonesia - 0.5%
Telekomunikasi Indonesia Persero Tbk PT ADR	2,895	125,238

Taiwan, Province of China - 0.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,385	82,188

Ireland - 0.2%
Kerry Group plc — Class A	825	61,505

Republic of Korea - 0.1%
POSCO ADR	566	30,994

Total Common Stocks
(Cost $23,999,156)		23,229,942

PREFERRED STOCKS† - 0.7%
Sociedad Quimica y Minera de Chile S.A. ADR	8,816	172,176
Total Preferred Stocks
(Cost $246,088)		172,176

ROYALTY TRUST† - 1.3%
Energy - 1.3%
BP Prudhoe Bay Royalty Trust1	4,315	287,940
San Juan Basin Royalty Trust1	5,937	62,992
Total Royalty Trust
(Cost $440,022)		350,932

CLOSED-END FUNDS† - 9.9%
Pimco Dynamic Income Fund1	9,460	282,949
Babson Capital Global Short Duration High Yield Fund1	11,707	239,291
Western Asset Global High Income Fund, Inc.1	17,682	192,911
DoubleLine Income Solutions Fund1	9,143	186,609
AllianceBernstein Global High Income Fund, Inc.	14,546	180,079
Wells Fargo Advantage Global Dividend Opportunity Fund	23,456	174,513
Templeton Global Income Fund1	23,208	168,722
First Trust Intermediate Duration Preferred & Income Fund	7,104	161,119
Western Asset Emerging Markets Debt Fund, Inc.	10,108	160,313
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	17,342	158,506
Eaton Vance Tax-Managed Global Diversified Equity Income Fund1	15,823	157,755
Western Asset Emerging Markets Income Fund, Inc.1	14,019	157,433
Templeton Emerging Markets Income Fund1	12,441	137,473
MFS Charter Income Trust1	15,297	136,143
Ares Dynamic Credit Allocation Fund, Inc.	8,236	132,188
Total Closed-End Funds
(Cost $2,906,148)		2,626,004

SECURITIES LENDING COLLATERAL†,2 - 15.7%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1070%	4,159,474	$4,159,474
Total Securities Lending Collateral
(Cost $4,159,474)		4,159,474
Total Investments - 115.3%
(Cost $31,750,888)		$30,538,528
Other Assets & Liabilities, net - (15.3)%		(4,058,873)
Total Net Assets - 100.0%		$26,479,655

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

AB	Stock Company
ADR	American Depositary Receipt
AG	Stock Corporation
A/S	Limited Liability Stock Company or Stock Company
ASA	Common Stock Company
KGaA	Limited Partnership
NV	Publicly Traded Company
OJSC	Open Joint Stock Company
Oyj	Public Limited Company
plc	Public Limited Company
SA	Corporation
SAB de CV	Publicly Traded Company
SpA	Limited Share Company

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF continued

Country Diversification
% of Long-Term
Country	Investments
United States	15.4%
United Kingdom	12.2%
Japan	7.5%
Germany	6.5%
France	4.7%
Canada	4.1%
Australia	3.9%
Brazil	3.8%
Bermuda	3.3%
China	3.3%
Singapore	3.0%
Chile	3.0%
Hong Kong	3.0%
Netherlands	2.8%
Spain	2.5%
Mexico	2.2%
Russian Federation	2.1%
Jersey	2.1%
Israel	1.8%
Cayman Islands	1.6%
Norway	1.6%
India	1.4%
Switzerland	1.3%
Denmark	1.2%
Finland	1.1%
Sweden	1.1%
Italy	1.1%
South Africa	0.8%
Austria	0.5%
Indonesia	0.5%
Taiwan	0.3%
Ireland	0.2%
South Korea	0.1%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	43.2%
Euro	16.7%
Pound Sterling	13.0%
Japanese Yen	7.5%
Hong Kong Dollar	6.3%
Australian Dollar	3.3%
Singapore Dollar	3.0%
Israeli Shekel	1.8%
Norwegian Krone	1.6%
Swiss Franc	1.3%
Danish Krone	1.2%
Swedish Krona	1.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2015

SEA Guggenheim Shipping ETF

	Shares	Value
COMMON STOCKS† - 82.0%
Bermuda - 29.0%
COSCO Pacific Ltd.	2,260,410	$3,260,172
Golden Ocean Group Ltd.1	706,864	3,004,172
Nordic American Tankers Ltd.1	194,729	2,513,951
Ship Finance International Ltd.1	134,964	2,206,661
Tsakos Energy Navigation Ltd.	230,088	2,199,641
GasLog Ltd.1	99,466	2,058,946
Stolt-Nielsen Ltd.	113,648	2,011,288
Avance Gas Holding Ltd.2	108,469	1,634,470
BW LPG Ltd.2	187,944	1,549,790
Total Bermuda		20,439,091

Denmark - 19.1%
AP Moeller - Maersk A/S — Class B	6,068	11,681,750
D/S Norden A/S*	81,801	1,827,230
Total Denmark		13,508,980

Marshall Islands - 14.3%
Teekay Corp.	65,589	3,005,288
Teekay Tankers Ltd. — Class A	301,975	2,038,331
Seaspan Corp.1	100,056	1,997,118
Costamare, Inc.	89,843	1,760,923
Navios Maritime Holdings, Inc.1	382,675	1,308,749
Total Marshall Islands		10,110,409

Japan - 11.9%
Nippon Yusen K.K.	1,766,000	5,350,869
Kawasaki Kisen Kaisha Ltd.	1,186,000	3,010,517
Total Japan		8,361,386

Singapore - 3.9%
Sembcorp Marine Ltd.	1,241,400	2,770,119

United States - 3.8%
Matson, Inc.	66,493	2,678,338
Total Common Stocks
(Cost $63,029,922)		57,868,323

MASTER LIMITED PARTNERSHIPS† - 17.1%
Marshall Islands - 17.1%
Teekay LNG Partners, LP1	76,027	2,665,507
Capital Product Partners, LP1	277,036	2,523,798
Navios Maritime Partners, LP1	170,441	1,854,398
Teekay Offshore Partners, LP1	115,263	2,576,128
Golar LNG Partners, LP1	86,792	2,448,402
Total Master Limited Partnerships
(Cost $13,468,732)		12,068,233

SECURITIES LENDING COLLATERAL†,3 - 22.0%
BNY Mellon Separately Managed Cash
Collateral Account, 0.1046%	15,520,252	$15,520,252
Total Securities Lending Collateral
(Cost $15,520,252)		15,520,252
Total Investments - 121.1%
(Cost $92,018,906)		$85,456,808
Other Assets & Liabilities, net - (21.1)%		(14,880,282)
Total Net Assets - 100.0%		$70,576,526

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 —See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,184,260 or 4.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

A/S - Limited Liability Stock Company or Stock Company
KK - Joint Stock Company
LP - Limited Partnership

Country Diversification
% of Long-Term
Country	Investments
Marshall Islands	31.7%
Bermuda	29.2%
Denmark	19.3%
Japan	12.0%
Singapore	4.0%
United States	3.8%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	52.7%
Danish Krone	19.3%
Japanese Yen	11.9%
Norwegian Krone	7.4%
Hong Kong Dollar	4.7%
Singapore Dollar	4.0%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS continued	May 31, 2015

CUT Guggenheim Timber ETF

	Shares	Value
COMMON STOCKS† - 94.5%
United States - 30.6%
MeadWestvaco Corp.	187,541	$9,478,323
Plum Creek Timber Company, Inc.	198,180	8,176,907
International Paper Co.	153,808	7,971,869
Packaging Corporation of America	107,579	7,442,315
Weyerhaeuser Co.	228,158	7,428,824
Rayonier, Inc.	277,720	7,170,730
Domtar Corp.	145,382	6,283,410
Greif, Inc. — Class A	104,900	4,006,131
Potlatch Corp.	88,950	3,227,106
Total United States		61,185,615

Brazil - 11.5%
Fibria Celulose S.A. ADR1	714,590	9,882,779
Klabin S.A.	1,582,429	9,417,450
Duratex S.A.	1,447,313	3,626,669
Total Brazil		22,926,898

Japan - 9.9%
Oji Holdings Corp.	2,308,000	10,285,055
Sumitomo Forestry Co. Ltd.	382,500	4,999,517
Nippon Paper Industries Company Ltd.	253,100	4,487,046
Total Japan		19,771,618

Finland - 9.5%
Stora Enso Oyj — Class R	941,833	9,835,316
UPM-Kymmene Oyj	505,383	9,048,077
Total Finland		18,883,393

South Africa - 7.9%
Mondi Ltd.	500,736	11,333,870
Sappi Ltd.*	1,124,435	4,456,987
Total South Africa		15,790,857

Canada - 7.8%
West Fraser Timber Company Ltd.	149,914	8,236,413
Canfor Corp.*	289,717	5,957,969
Western Forest Products, Inc.	845,772	1,490,646
Total Canada		15,685,028

Sweden - 7.5%
Svenska Cellulosa AB SCA — Class B	360,457	9,382,737
Holmen AB — Class B	186,312	5,569,331
Total Sweden		14,952,068

Ireland - 5.3%
Smurfit Kappa Group plc	360,433	10,610,071

Portugal - 3.5%
Portucel S.A.	1,673,519	6,928,067

Spain - 1.0%
Ence Energia y Celulosa S.A.1	542,299	1,970,933
Total Common Stocks
(Cost $159,254,661)		188,704,548

PREFERRED STOCKS† - 5.3%
Suzano Papel E Celulose SA	2,031,814	$10,615,379
Total Preferred Stocks
(Cost $7,358,484)		10,615,379

SECURITIES LENDING COLLATERAL†,2 - 0.9%
BNY Mellon Separately Managed Cash
Collateral Account, 0.1047%	1,827,190	1,827,190
Total Securities Lending Collateral
(Cost $1,827,190)		1,827,190
Total Investments - 100.7%
(Cost $168,440,335)		$201,147,117
Other Assets & Liabilities, net - (0.7)%		(1,437,700)
Total Net Assets - 100.0%		$199,709,417

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at May 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	30.7%
Brazil	16.8%
Japan	9.9%
Finland	9.5%
South Africa	7.9%
Canada	7.9%
Sweden	7.5%
Ireland	5.3%
Portugal	3.5%
Spain	1.0%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	37.9%
Euro	24.9%
Brazilian Real	11.9%
Japanese Yen	9.9%
Canadian Dollar	7.9%
Swedish Krona	7.5%
Total Long-Term Investments	100.0%

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2015

	Guggenheim Canadian Energy	Guggenheim China Real Estate		Guggenheim China Small Cap		Guggenheim Frontier Markets
	Income ETF	ETF		ETF		ETF
	(ENY )	(TAO	)	(HAO	)	(FRN )
ASSETS:
Investments, at value — including securities on loan	$58,128,147	$34,860,560		$332,369,115		$70,035,040
Foreign currency, at value	8,236	7,086		106,951		142,537
Cash	93,371	177,513		73,802		—
Prepaid expenses	182	—		369		252
Receivables:
Dividends	95,565	78,073		1,077,083		358,936
Securities lending income	7,757	1,778		72,922		3,733
Investments sold	—	3,388		—		607,260
Due from Adviser	—	35,572		—		—
Total assets	58,333,258	35,163,970		333,700,242		71,147,758
LIABILITIES:
Payable for:
Upon return of securities loaned	16,153,822	529,931		34,309,465		7,274,017
Management fees	30,193	—		122,566		15,841
Administration fees	1,069	—		6,164		1,510
Investments purchased	—	—		—		823,289
Fund shares redeemed	8,530	—		—		77,115
Deferred foreign capital gains taxes	—	—		—		852,665
Other fees	57,949	86,085		174,678		45,256
Total liabilities	16,251,563	616,016		34,612,873		9,089,693
NET ASSETS	$42,081,695	$34,547,954		$299,087,369		$62,058,065
NET ASSETS CONSIST OF:
Paid-in capital	$138,228,637	$47,270,276		$300,012,096		$130,545,478
Undistributed net investment income	101,679	182,117		972,855		737,988
Accumulated net realized loss on investments	(88,240,816)	(14,191,855)		(39,412,165)		(67,476,020)
Net unrealized appreciation (depreciation) on investments	(8,007,805)	1,287,416		37,514,583		(1,749,381)
NET ASSETS	$42,081,695	$34,547,954		$299,087,369		$62,058,065
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,920,000	1,410,000		8,600,000		4,690,000
Net asset value	$10.74	$24.50		$34.78		$13.23
Investments in securities, at cost	66,134,576	33,573,116		294,854,440		71,351,581
Foreign currency, at cost	8,268	7,081		106,932		142,504
Securities on loan, at value	15,359,571	777,214		37,300,991		6,930,800

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

STATEMENT OF ASSETS AND LIABILITIES continued	May 31, 2015

	Guggenheim International Multi-Asset	Guggenheim	Guggenheim
	Income ETF	Shipping ETF	Timber ETF
	(HGI )	(SEA )	(CUT	)
ASSETS:
Investments, at value — including securities on loan	$30,538,528	$85,456,808	$201,147,117
Foreign currency, at value	17,876	207,519	—
Cash	1,824	—	36,379
Prepaid expenses	165	—	405
Receivables:
Dividends	87,921	235,055	233,077
Tax reclaims	48,998	277,683	349,946
Securities lending income	12,196	98,245	1,635
Total assets	30,707,508	86,275,310	201,768,559
LIABILITIES:
Payable for:
Upon return of securities loaned	4,159,474	15,520,252	1,827,190
Management fees	19,498	39,672	93,437
Administration fees	635	—	4,699
Due to custodian	—	138,860	—
Other fees	48,246	—	133,816
Total liabilities	4,227,853	15,698,784	2,059,142
NET ASSETS	$26,479,655	$70,576,526	$199,709,417
NET ASSETS CONSIST OF:
Paid-in capital	$63,225,485	$85,448,027	$207,206,181
Undistributed (distributions in excess of) net investment income	39,528	2,365,887	1,176,736
Accumulated net realized loss on investments	(35,567,864)	(10,655,172)	(41,352,023)
Net unrealized appreciation (depreciation) on investments	(1,217,494)	(6,582,216)	32,678,523
NET ASSETS	$26,479,655	$70,576,526	$199,709,417
Shares outstanding ($0.01 par value with unlimited amount authorized)	1,500,000	3,600,000	7,600,000
Net asset value	$17.65	$19.60	$26.28
Investments in securities, at cost	31,750,888	92,018,906	168,440,335
Foreign currency, at cost	17,896	208,912	—
Securities on loan, at value	4,019,509	15,009,361	3,349,191

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2015
For the year ended May 31, 2015

	Guggenheim Canadian Energy	Guggenheim China Real Estate	Guggenheim China Small Cap	Guggenheim Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN	)
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,562,250	$1,184,034	$4,768,264	$1,510,276
Income from securities lending	100,576	29,002	1,041,860	224,246
Total investment income	1,662,826	1,213,036	5,810,124	1,734,522
EXPENSES:
Management fees	216,014	162,061	1,225,408	394,766
Trustee fees	5,608	5,397	8,764	6,283
Administration fees	11,881	8,913	59,555	21,712
Custodian fees	17,624	20,080	156,685	33,242
Licensing	21,601	32,412	310,152	78,954
Professional fees	34,258	22,886	35,950	33,859
Printing fees	12,911	8,801	26,766	17,869
Listing fees	14,965	14,965	14,995	12,498
Registration and filings	5,000	7,500	5,000	5,000
Insurance	1,555	1,088	3,606	2,048
Other fees	974	742	2	5,189
Total expenses	342,391	284,845	1,846,883	611,420
Less:
Expenses waived by advisor	(38,955)	(57,321)	(173,992)	(57,152)
Net expenses	303,436	227,524	1,672,891	554,268
Net investment income	1,359,390	985,512	4,137,233	1,180,254
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,272,870)	(899,500)	3,661,958	(31,626,013	)(a)
In-kind transactions	755,550	105,503	2,698,401	1,154,436
Foreign currency transactions	(15,585)	(1,429)	(3,376)	(100,450)
Net realized gain (loss)	(3,532,905)	(795,426)	6,356,983	(30,572,027)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,535,444)	4,897,986	73,739,338	12,869,141	(b)
Foreign currency transactions	(1,581)	(39)	75	988
Net change in unrealized appreciation (depreciation)	(12,537,025)	4,897,947	73,739,413	12,870,129
Net realized and unrealized gain (loss)	(16,069,930)	4,102,521	80,096,396	(17,701,898)
Net increase (decrease) in net assets resulting from operations	$(14,710,540)	$5,088,033	$84,233,629	$(16,521,644)
* Foreign taxes withheld	$275,694	$1,349	$160,384	$234,509

(a) Net of foreign capital gain taxes of $418,837
(b) Net of deferred foreign capital gain taxes of $433,828

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

STATEMENT OF OPERATIONS continued	May 31, 2015
For the year ended May 31, 2015

	Guggenheim International Multi-Asset	Guggenheim	Guggenheim
	Income ETF	Shipping ETF	Timber ETF
	(HGI )	(SEA )	(CUT )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,296,322	$5,038,189	$6,554,603
Less return of capital received	—	(934,862)	—
Income from securities lending	122,388	546,877	129,381
Total investment income	1,418,710	4,650,204	6,683,984
EXPENSES:
Management fees	157,358	552,803	1,066,821
Trustee fees	5,393	—	8,766
Administration fees	8,655	—	57,454
Custodian fees	31,265	—	86,059
Licensing	31,472	—	295,046
Professional fees	31,174	—	33,089
Printing fees	8,297	—	39,210
Listing fees	14,965	—	14,965
Registration and filings	5,000	—	5,000
Insurance	1,308	—	4,096
Other fees	9,568	915	1,014
Total expenses	304,455	553,718	1,611,520
Less:
Expenses waived by advisor	(83,623)	—	(122,148)
Net expenses	220,832	553,718	1,489,372
Net investment income	1,197,878	4,096,486	5,194,612
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(188,282)	(2,602,442)	2,992,975
In-kind transactions	(250,610)	2,783,032	13,815,021
Foreign currency transactions	(14,861)	(3,071)	(206,544)
Net realized gain (loss)	(453,753)	177,519	16,601,452
Net change in unrealized appreciation (depreciation) on:
Investments	(3,185,816)	(16,789,820)	(11,728,644)
Foreign currency transactions	(6,966)	(20,549)	(30,635)
Net change in unrealized appreciation (depreciation)	(3,192,782)	(16,810,369)	(11,759,279)
Net realized and unrealized gain (loss)	(3,646,535)	(16,632,850)	4,842,173
Net increase (decrease) in net assets resulting from operations	$(2,448,657)	$(12,536,364)	$10,036,785
* Foreign taxes withheld	$72,332	$265,992	$599,028

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2015

	Guggenheim Canadian Energy Income ETF (ENY)		Guggenheim China Real Estate ETF (TAO)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,359,390	$1,436,158	$985,512	$1,084,103
Net realized loss on investments	(3,532,905)	(6,812,311)	(795,426)	(2,215,856)
Net change in unrealized appreciation (depreciation) on investments	(12,537,025)	12,265,350	4,897,947	(1,753,030)
Net increase (decrease) in net assets resulting from operations	(14,710,540)	6,889,197	5,088,033	(2,884,783)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,234,004)	(1,376,379)	(1,011,840)	(1,049,720)
Return of capital	—	(189,681)	—	—
Total distributions to shareholders	(1,234,004)	(1,566,060)	(1,011,840)	(1,049,720)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	22,730,395	3,711,805	23,539,157	—
Cost of shares redeemed	(10,831,338)	(23,425,500)	(15,845,726)	(24,168,495)
Net increase (decrease) in net assets resulting from share transactions	11,899,057	(19,713,695)	7,693,431	(24,168,495)
Net increase (decrease) in net assets	(4,045,487)	(14,390,558)	11,769,624	(28,102,998)
NET ASSETS:
Beginning of year	46,127,182	60,517,740	22,778,330	50,881,328
End of year	$42,081,695	$46,127,182	$34,547,954	$22,778,330
Undistributed (distributions in excess of) net investment income at end of year	$101,679	$(12,566)	$182,117	$170,059
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,850,000	250,000	1,050,000	—
Shares redeemed	(750,000)	(1,600,000)	(750,000)	(1,200,000)
Net increase (decrease) in shares	1,100,000	(1,350,000)	300,000	1,200,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2015

	Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,137,233	$5,014,745	$1,180,254	$2,024,385
Net realized gain (loss) on investments	6,356,983	7,877,972	(30,572,027)	(11,316,875)
Net change in unrealized appreciation (depreciation) on investments	73,739,413	(15,622,248)	12,870,129	8,306,991
Net increase (decrease) in net assets resulting from operations	84,233,629	(2,729,531)	(16,521,644)	(985,499)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,834,500)	(5,497,350)	(2,150,690)	(3,454,980)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	38,778,227	69,252,097	16,818,315	3,213,471
Cost of shares redeemed	(25,511,406)	(91,526,540)	(24,058,040)	(22,901,072)
Net increase (decrease) in net assets resulting from share transactions	13,266,821	(22,274,443)	(7,239,725)	(19,687,601)
Net increase (decrease) in net assets	92,665,950	(30,501,324)	(25,912,059)	(24,128,080)
NET ASSETS:
Beginning of year	206,421,419	236,922,743	87,970,124	112,098,204
End of year	$299,087,369	$206,421,419	$62,058,065	$87,970,124
Undistributed net investment income at end of year	$972,855	$1,663,923	$737,988	$1,808,749
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,250,000	2,650,000	1,100,000	200,000
Shares redeemed	(1,000,000)	(3,900,000)	(1,650,000)	(1,400,000)
Net increase (decrease) in shares	250,000	(1,250,000)	(550,000)	(1,200,000)

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2015

	Guggenheim International Multi-Asset Income ETF (HGI)		Guggenheim Shipping ETF (SEA)
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,197,878	$2,444,373	$4,096,486	$2,228,397
Net realized gain (loss)on investments	(453,753)	8,653,887	177,519	8,890,162
Net change in unrealized appreciation (depreciation) on investments	(3,192,782)	1,125,727	(16,810,369)	9,216,295
Net increase (decrease) in net assets resulting from operations	(2,448,657)	12,223,987	(12,536,364)	20,334,854
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,146,740)	(2,871,907)	(3,120,560)	(1,425,100)
Return of capital	—	(135,093)	—	—
Total distributions to shareholders	(1,146,740)	(3,007,000)	(3,120,560)	(1,425,100)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	1,962,647	31,098,394	4,011,341	100,561,516
Cost of shares redeemed	(5,231,319)	(126,087,518)	(35,730,949)	(36,528,978)
Net increase (decrease) in net assets resulting from share transactions	(3,268,672)	(94,989,124)	(31,719,608)	64,032,538
Net increase (decrease) in net assets	(6,864,069)	(85,772,137)	(47,376,532)	82,942,292
NET ASSETS:
Beginning of year	33,343,724	119,115,861	117,953,058	35,010,766
End of year	$26,479,655	$33,343,724	$70,576,526	$117,953,058
Undistributed (distributions in excess of) net investment income at end of year	$39,528	$(74,797)	$2,365,887	$1,199,418
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	1,800,000	200,000	4,900,000
Shares redeemed	(300,000)	(7,000,000)	(1,800,000)	(1,700,000)
Net increase (decrease) in shares	(200,000)	(5,200,000)	(1,600,000)	3,200,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2015

	Guggenheim Timber ETF (CUT)
	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,194,612	$5,574,922
Net realized gain on investments	16,601,452	8,113,117
Net change in unrealized appreciation (depreciation) on investments	(11,759,279)	21,952,155
Net increase in net assets resulting from operations	10,036,785	35,640,194
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(5,308,750)	(3,906,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	35,610,397
Cost of shares redeemed	(58,686,894)	(36,710,831)
Net decrease in net assets resulting from share transactions	(58,686,894)	(1,100,434)
Net increase (decrease) in net assets	(53,958,859)	30,633,760
NET ASSETS:
Beginning of year	253,668,276	223,034,516
End of year	$199,709,417	$253,668,276
Undistributed net investment income at end of year	$1,176,736	$2,761,706
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	1,450,000
Shares redeemed	(2,400,000)	(1,500,000)
Net decrease in shares	(2,400,000)	(50,000)

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2015

ENY Guggenheim Canadian Energy Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Per Share Data:
Net asset value, beginning of period	$16.36	$14.51	$14.83	$22.03	$16.52
Income from investment operations:
Net investment income(a)	0.41	0.42	0.45	0.46	0.52
Net gain (loss) on investments (realized and unrealized)	(5.63)	1.88	(0.33)	(7.10)	5.51
Total from investment operations	(5.22)	2.30	0.12	(6.64)	6.03
Less distributions from:
Net investment income	(0.40)	(0.39)	(0.42)	(0.54)	(0.52)
Return of capital	—	(0.06)	(0.02)	(0.02)	—
Total distributions to shareholders	(0.40)	(0.45)	(0.44)	(0.56)	(0.52)
Net asset value, end of period	$10.74	$16.36	$14.51	$14.83	$22.03
Market value, end of period	$10.79	$16.44	$14.43	$14.73	$22.06
Total Return(b)
Net asset value	(32.39% )	16.30%	0.61%	(30.45% )	37.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$42,082	$46,127	$60,518	$90,015	$229,570
Ratio to average net assets of:
Net investment income	3.15%	2.87%	2.89%	2.62%	2.59%
Total expenses	0.79%	0.80%	0.83%	0.79%	0.84%
Net expenses	0.70%	0.71%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	28%	80%	130%	81%	34%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS continued	May 31, 2015

TAO Guggenheim China Real Estate ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Per Share Data:
Net asset value, beginning of period	$20.52	$22.03	$16.72	$20.14	$16.02
Income from investment operations:
Net investment income(a)	0.66	0.68	0.41	0.47	0.35
Net gain (loss) on investments (realized and unrealized)	3.86	(1.54)	5.29	(3.70)	3.92
Total from investment operations	4.52	(0.86)	5.70	(3.23)	4.27
Less distributions from:
Net investment income	(0.54)	(0.65)	(0.39)	(0.19)	(0.15)
Total distributions to shareholders	(0.54)	(0.65)	(0.39)	(0.19)	(0.15)
Net asset value, end of period	$24.50	$20.52	$22.03	$16.72	$20.14
Market value, end of period	$24.55	$20.43	$21.66	$16.74	$20.07
Total Return(b)
Net asset value	22.50%	(3.82% )	34.05%	(15.90% )	26.68%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$34,548	$22,778	$50,881	$18,558	$27,397
Ratio to average net assets of:
Net investment income	3.04%	3.32%	1.88%	2.76%	1.83%
Total expenses	0.88%	0.95%	0.93%	1.35%	1.02%
Net expenses	0.70%	0.71%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	16%	9%	20%	14%	17%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

HAO Guggenheim China Small Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Per Share Data:
Net asset value, beginning of period	$24.72	$24.68	$19.97	$29.23	$24.44
Income from investment operations:
Net investment income(a)	0.51	0.56	0.41	0.50	0.39
Net gain (loss) on investments (realized and unrealized)	10.14	0.03	4.61	(9.14)	4.84
Total from investment operations	10.65	0.59	5.02	(8.64)	5.23
Less distributions from:
Net investment income	(0.59)	(0.55)	(0.31)	(0.62)	(0.44)
Total distributions to shareholders	(0.59)	(0.55)	(0.31)	(0.62)	(0.44)
Net asset value, end of period	$34.78	$24.72	$24.68	$19.97	$29.23
Market value, end of period	$34.56	$24.70	$24.31	$20.01	$29.15
Total Return(b)
Net asset value	43.88%	2.24%	25.24%	(29.50%)	21.36%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$299,087	$206,421	$236,923	$164,773	$327,373
Ratio to average net assets of:
Net investment income	1.86%	2.23%	1.81%	2.17%	1.33%
Total expenses	0.83%	0.84%	0.84%	0.92%	0.89%
Net expenses	0.75%	0.76%	0.75%	0.75%	0.75%
Portfolio turnover rate(c)	31%	29%	31%	35%	11%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS continued	May 31, 2015

FRN Guggenheim Frontier Markets ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Per Share Data:
Net asset value, beginning of period	$16.79	$17.41	$19.08	$23.23	$18.12
Income from investment operations:
Net investment income(a)	0.23	0.38	0.71	0.59	0.64
Net gain (loss) on investments (realized and unrealized)	(3.36)	(0.35)	(1.77)	(3.92)	4.60
Total from investment operations	(3.13)	0.03	(1.06)	(3.33)	5.24
Less distributions from:
Net investment income	(0.43)	(0.65)	(0.61)	(0.82)	(0.13)
Total distributions to shareholders	(0.43)	(0.65)	(0.61)	(0.82)	(0.13)
Net asset value, end of period	$13.23	$16.79	$17.41	$19.08	$23.23
Market value, end of period	$13.33	$16.86	$17.17	$19.26	$22.95
Total Return(b)
Net asset value	(18.75%)	0.24%	(5.94%)	(14.16%)	28.87%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$62,058	$87,970	$112,098	$133,397	$183,324
Ratio to average net assets of:
Net investment income	1.50%	2.28%	3.66%	2.91%	2.84%
Total expenses	0.77%	0.81%	0.75%	0.81%	0.80%
Net expenses	0.70%	0.71%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	94%	24%	46%	30%	9%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

HGI Guggenheim International Multi-Asset Income ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012		May 31, 2011
Per Share Data:
Net asset value, beginning of period	$19.61	$17.26	$15.05	$19.98		$16.10
Income from investment operations:
Net investment income(a)	0.70	0.65	0.74	0.86		0.88
Net gain (loss) on investments (realized and unrealized)	(2.00)	2.41	2.22	(4.94)		3.80
Total from investment operations	(1.30)	3.06	2.96	(4.08)		4.68
Less distributions from:
Net investment income	(0.66)	(0.68)	(0.75)	(0.84	)(e)	(0.80)
Return of capital	—	(0.03)	—	(0.01	)(e)	—
Total distributions to shareholders	(0.66)	(0.71)	(0.75)	(0.85)		(0.80)
Net asset value, end of period	$17.65	$19.61	$17.26	$15.05		$19.98
Market value, end of period	$17.60	$19.74	$17.19	$15.09		$20.02
Total Return(b)
Net asset value	(6.64% )	18.23%	20.03%	(20.86%	)	29.68%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$26,480	$33,344	$119,116	$102,306		$101,895
Ratio to average net assets of:
Net investment income	3.81%	3.70%	4.45%	5.04%		4.71%
Total expenses(c)	0.97%	0.84%	0.81%	0.92%		0.94%
Net expenses(c)	0.70%	0.70%	0.70%	0.70%		0.70%
Portfolio turnover rate(d)	108%	85%	60%	73%		44%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratios would be approximately 0.14%, 0.11%, 0.13%, 0.14% and 0.15% for the years ended May 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)
Subsequent to May 31, 2012, a reclassification was required that resulted in the recharacterization of the distribution for the May 31, 2012 financial reporting period. This resulted in a less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from capital.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS continued	May 31, 2015

SEA Guggenheim Shipping ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

					For the Period
					June 11, 2010
	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011(a)
Per Share Data:
Net asset value, beginning of period	$22.68	$17.51	$16.03	$24.69	$25.96
Income from investment operations:
Net investment income(b)	0.99	0.56	0.45	0.56	1.10
Net gain (loss) on investments (realized and unrealized)	(3.35)	5.06	1.49	(8.26)	(1.89)
Total from investment operations	(2.36)	5.62	1.94	(7.70)	(0.79)
Less distributions from:
Net investment income	(0.72)	(0.45)	(0.46)	(0.96)	(0.48)
Total distributions to shareholders	(0.72)	(0.45)	(0.46)	(0.96)	(0.48)
Net asset value, end of period	$19.60	$22.68	$17.51	$16.03	$24.69
Market value, end of period	$19.55	$22.69	$17.43	$15.99	$24.67
Total Return(c)
Net asset value	(10.52% )	32.57%	12.44%	(31.98% )	(3.21% )
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$70,577	$117,953	$35,011	$30,452	$12,343
Ratio to average net assets of:
Net investment income	4.82%	2.72%	2.76%	3.35%	4.14%
Total expenses	0.65%	0.66%	0.65%	0.65%	0.65%
Net expenses	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(d)	27%	18%	42%	43%	28%

(a)	Since commencement of operations: June 11, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

CUT Guggenheim Timber Index ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Per Share Data:
Net asset value, beginning of period	$25.37	$22.19	$15.71	$22.39	$17.70
Income from investment operations:
Net investment income(a)	0.61	0.53	0.46	0.42	0.94
Net gain (loss) on investments (realized and unrealized)	0.99	3.01	6.27	(6.71)	4.34
Total from investment operations	1.60	3.54	6.73	(6.29)	5.28
Less distributions from:
Net investment income	(0.69)	(0.36)	(0.25)	(0.39)	(0.59)
Total distributions to shareholders	(0.69)	(0.36)	(0.25)	(0.39)	(0.59)
Net asset value, end of period	$26.28	$25.37	$22.19	$15.71	$22.39
Market value, end of period	$26.26	$25.33	$22.10	$15.75	$22.38
Total Return(b)
Net asset value	6.50%	15.93%	43.01%	(28.20%)	30.15%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$199,709	$253,668	$223,035	$106,054	$228,386
Ratio to average net assets of:
Net investment income	2.44%	2.18%	2.28%	2.29%	4.52%
Total expenses	0.76%	0.75%	0.76%	0.82%	0.82%
Net expenses	0.70%	0.71%	0.70%	0.70%	0.70%
Portfolio turnover rate(c)	29%	5%	2%	56%	29%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS	May 31, 2015

Note 1 – Organization:

Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have an annual reporting year ended on May 31, 2015:

  Guggenheim Canadian Energy Income ETF
  Guggenheim China Real Estate ETF
  Guggenheim China Small Cap ETF
  Guggenheim Frontier Markets ETF
  Guggenheim International Multi-Asset Income ETF
  Guggenheim Shipping ETF
  Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	S&P/TSX Canadian High Income Energy Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index

Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange

60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Investment Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Real Estate Investment Trust (“REIT”) distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translations
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Funds’ accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds’ Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds’ Statement of Operations.

(d) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of May 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

(e) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of
	Securities	Cash	Non-Cash	Total
	Loaned	Collateral	Collateral	Collateral
Guggenheim Canadian
Energy Income ETF	$15,359,571	$16,153,822	$—	$16,153,822
Guggenheim China
Real Estate ETF	777,214	529,931	300,167	830,098
Guggenheim China
Small Cap ETF	37,300,991	34,309,465	5,872,135	40,181,600
Guggenheim Frontier
Markets ETF	6,930,800	7,274,017	—	7,274,107
Guggenheim International
Multi-Asset
Income ETF	4,019,509	4,159,474	—	4,159,474
Guggenheim
Shipping ETF	15,009,361	15,520,252	—	15,520,252
Guggenheim
Timber ETF	3,349,191	1,827,190	1,689,836	3,517,026

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2015, the following Funds recognized Fund Administration expenses as follows:

Fund Administration
Fund	Expense
Guggenheim Canadian Energy Income ETF	$11,881
Guggenheim China Real Estate ETF	8,913
Guggenheim China Small Cap ETF	59,555
Guggenheim Frontier Markets ETF	21,712
Guggenheim International Multi-Asset Income ETF	8,655
Guggenheim Timber ETF	57,454

Due to its unitary management fee structure, the Guggenheim Shipping ETF does not pay a separate Fund Administration fee.

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As

62 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), from exceeding the following percentages of average net assets per year, at least until December 31, 2017.

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

For the year ended May 31, 2015, the Investment Adviser waived Advisory Fees as follows:

Fund	Advisory Fees Waived
Guggenheim Canadian Energy Income ETF	$ 38,955
Guggenheim China Real Estate ETF	57,321
Guggenheim China Small Cap ETF	173,992
Guggenheim Frontier Markets ETF	57,152
Guggenheim International Multi-Asset Income ETF	83,623
Guggenheim Timber ETF	122,148

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a periodic basis.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Standard & Poor’s
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2015:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Guggenheim Canadian
Energy Income ETF	$58,128,147	$—	$—	$58,128,147
Guggenheim China
Real Estate ETF	34,334,428	526,132	—	34,860,560
Guggenheim China
Small Cap ETF	330,397,899	—	1,971,216	332,369,115
Guggenheim Frontier
Markets ETF	70,035,040	—	—	70,035,040
Guggenheim
International
Multi-Asset
Income ETF	30,538,528	—	—	30,538,528
Guggenheim
Shipping ETF	85,456,808	—	—	85,456,808
Guggenheim
Timber ETF	201,147,117	—	—	201,147,117

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Ending Balance	Valuation	Unobservable
Fund	Category	at 5/31/2015	Technique	Inputs
Guggenheim			Last Trade
China Small			with	25%-100%
Cap ETF	Common Stocks	1,971,216	Adjustment	Discount

Any remaining level 3 securities held by the Trust and excluded from the table above were not considered material to the Trust.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

The transfers in and out of the valuation levels as of May 31, 2015 compared to the valuation levels at the end of the previous fiscal year are detailed below:

Guggenheim China Real Estate ETF
Transfer from Level 1 to Level 2	$526,132
Guggenheim China Small Cap ETF
Transfer from Level 1 to Level 3	$1,569,722
Transfer from Level 2 to Level 1	3,023,984

The transfer from Level 1 to Level 2 is due to lack of an active market.

The transfer from Level 1 to Level 3 is the result of securities being halted on the principal exchange on which they trade.

The transfer from Level 2 to Level 1 is the result of a security resuming trading on the principal exchange on which it trades.

Except for Guggenheim China Real Estate ETF and Guggenheim China Small Cap ETF, there were no transfers between levels for these Funds for the year ended May 31, 2015.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2015:

Level 3 – Fair value measurement using significant unobservable inputs
Guggenheim China Small Cap ETF
Beginning Balance	$1,604,456
Realized Gain/Loss	(1,136,257)
Change in Unrealized Gain/Loss	1,112,788
Purchases	602,204
Sales	(1,781,697)
Transfers In	1,569,722
Transfers Out	—
Ending Balance	$1,971,216

Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

As of May 31, 2015, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

				Net Tax
	Cost of			Unrealized
	Investments	Gross Tax	Gross Tax	Appreciation
	for Tax	Unrealized	Unrealized	(Depreciation )
	Purposes	Appreciation	Depreciation	on Investments
Guggenheim Canadian Energy Income ETF	$67,687,355	$1,016,945	$(10,576,153)	$(9,559,208)
Guggenheim China Real Estate ETF	33,988,801	3,262,685	(2,390,926)	871,759
Guggenheim China Small Cap ETF	302,073,341	65,927,313	(35,631,539)	30,295,774
Guggenheim Frontier Markets ETF	71,739,869	3,412,994	(5,117,823)	(1,704,829)
Guggenheim International Multi-Asset Income ETF	31,836,008	1,287,155	(2,584,635)	(1,297,480)
Guggenheim Shipping ETF	93,763,206	3,569,442	(11,875,840)	(8,306,398)
Guggenheim Timber ETF	169,768,630	41,743,820	(10,365,333)	31,378,487

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Tax components of accumulated earnings as of May 31, 2015, were as follows:

		Accumulated
		Long-Term Gains	Net Tax
	Undistributed	(Accumulated	Unrealized	Other
	Ordinary	Capital &	Appreciation	Temporary
	Income	Other Losses )	(Depreciation )	Differences
Guggenheim Canadian Energy
Income ETF	$128,087	$(86,714,445)	$(9,560,584)	$—
Guggenheim China Real Estate ETF	273,454	(13,867,507)	871,731	—
Guggenheim China Small Cap ETF	4,394,827	(35,615,236)	30,295,682	—
Guggenheim Frontier Markets ETF	738,288	(66,669,195)	(2,137,669)	(418,837)
Guggenheim International
Multi-Asset Income ETF	88,983	(35,532,199)	(1,302,614)	—
Guggenheim Shipping ETF	2,476,792	(9,021,777)	(8,326,516)	—
Guggenheim Timber ETF	1,176,736	(40,023,728)	31,350,228	—

As of May 31, 2015, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss )	Gain/(Loss )	Capital
Guggenheim Canadian Energy
Income ETF	$(11,141)	$(707,540)	$718,681
Guggenheim China Real Estate ETF	38,386	340,765	(379,151)
Guggenheim China Small Cap ETF	6,199	(444,511)	438,312
Guggenheim Frontier Markets ETF	(100,325)	2,084,022	(1,983,697)
Guggenheim International
Multi-Asset Income ETF	63,187	206,442	(269,629)
Guggenheim Shipping ETF	190,543	(2,912,533)	2,721,990
Guggenheim Timber ETF	(1,470,832)	(12,059,457)	13,530,289

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2015 was as follows:

Distributions paid from ordinary income
Guggenheim Canadian Energy Income ETF	$1,234,004
Guggenheim China Real Estate ETF	1,011,840
Guggenheim China Small Cap ETF	4,834,500
Guggenheim Frontier Markets ETF	2,150,690
Guggenheim International Multi-Asset Income ETF	1,146,740
Guggenheim Shipping ETF	3,120,560
Guggenheim Timber ETF	5,308,750

The tax character of distributions paid during the year ended May 31, 2014 was as follows:

Distributions paid from ordinary income
Guggenheim Canadian Energy Income ETF	$1,376,379
Guggenheim China Real Estate ETF	1,049,720
Guggenheim China Small Cap ETF	5,497,350
Guggenheim Frontier Markets ETF	3,454,980
Guggenheim International Multi-Asset Income ETF	2,871,907
Guggenheim Shipping ETF	1,425,100
Guggenheim Timber ETF	3,906,000

Distributions paid from return of capital
Guggenheim Canadian Energy Income ETF	$189,681
Guggenheim International Multi-Asset Income ETF	135,093

As of May 31, 2015, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

							Total
	Expires in	Expires in	Expires in	Expires in	Unlimited	Unlimited	Capital Loss
	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Guggenheim Canadian Energy Income ETF	$—	$(3,622,034)	$(12,656,635)	$(713,500)	$(48,100,674)	$(21,621,602)	$(86,714,445)
Guggenheim China Real Estate ETF	—	—	(4,375,466)	(6,818,237)	(707,740)	(1,966,064)	(13,867,507)
Guggenheim China Small Cap ETF	—	—	(5,907,224)	—	—	(29,708,012)	(35,615,236)
Guggenheim Frontier Markets ETF	—	(241,589)	(3,686,218)	(364,152)	(7,278,653)	(55,098,583)	(66,669,195)
Guggenheim International Multi-Asset
Income ETF	(434,730)	(2,191,498)	(3,876,528)	(2,491,614)	(16,469,825)	(10,068,004)	(35,532,199)
Guggenheim Shipping ETF	—	—	—	—	(3,554,102)	(5,467,675)	(9,021,777)
Guggenheim Timber ETF	—	(3,822,255)	(17,944,749)	(1,561,810)	(12,017,354)	(4,677,560)	(40,023,728)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended May 31, 2015, the following capital loss carryforward amounts were expired or used:

Amount Utilized
Guggenheim Timber ETF	$4,503,220
Guggenheim China Small Cap ETF	7,232,059

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2015, none of the Funds incurred nor will elect to defer any current year post-October losses.

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 6 – Investments in Securities:
For the year ended May 31, 2015, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$12,768,659	$12,228,149
Guggenheim China Real Estate ETF	5,056,678	5,051,550
Guggenheim China Small Cap ETF	68,710,382	68,476,989
Guggenheim Frontier Markets ETF	74,067,563	74,009,251
Guggenheim International Multi-Asset Income ETF	33,830,768	33,813,674
Guggenheim Shipping ETF	24,876,959	23,209,570
Guggenheim Timber ETF	61,707,968	68,723,213

For the year ended May 31, 2015, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$22,443,092	$10,816,766
Guggenheim China Real Estate ETF	23,360,400	15,524,180
Guggenheim China Small Cap ETF	37,740,729	25,155,880
Guggenheim Frontier Markets ETF	15,077,445	22,768,255
Guggenheim International Multi-Asset Income ETF	1,939,633	5,152,744
Guggenheim Shipping ETF	3,998,234	35,628,976
Guggenheim Timber ETF	—	51,463,888

Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 8 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 9 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds’ financial statements.

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2015

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, and Guggenheim Timber ETF (seven of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2 (the Trust)) as of May 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective seven portfolios constituting the Claymore Exchange-Traded Fund Trust 2 at May 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 29, 2015

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 67

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2015

Federal Income Tax Information
In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim Canadian Energy Income ETF intends to designate $143,405 of foreign withholding on foreign source income of $956,035.

Guggenheim China Small Cap ETF intends to designate $144,094 of foreign withholding on foreign source income of $4,419,065.

Guggenheim Frontier Markets ETF intends to designate $202,079 of foreign withholding on foreign source income of $1,602,634.

Guggenheim International Multi-Asset Income ETF intends to designate $50,491 of foreign withholding on foreign source income of $607,738.

Guggenheim Shipping ETF intends to designate $265,992 of foreign withholding on foreign source income of $4,084,091.

Guggenheim Timber ETF intends to designate $153,989 of foreign withholding on foreign source income of $5,923,120.

	Qualified	Dividend
Fund	dividend income	received deduction
Guggenheim Canadian Energy Income ETF	95.99%	0.00%
Guggenheim China Real Estate ETF	0.40%	0.00%
Guggenheim China Small Cap ETF	12.26%	0.00%
Guggenheim Frontier Markets ETF	59.51%	0.00%
Guggenheim International Multi-Asset Income ETF	68.20%	19.98%
Guggenheim Shipping ETF	67.26%	1.98%
Guggenheim Timber ETF	86.34%	18.66%

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	91	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	87	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	87
Current: Zincore Metals, Inc. (2009-present).

Former: Mercator Minerals Ltd. (2013-2014); First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	87	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC(2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	93	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	87	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009- present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	90	Former: Bennett Group of Funds (2011-2013).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	221
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011- present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Adviser and/or the parent of the Investment Adviser.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 69

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Officers
The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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APPROVAL OF ADVISORY AGREEMENTS – CLAYMORE
EXCHANGE-TRADED FUND TRUST 2	May 31, 2015

Claymore Exchange-Traded Fund Trust 2 (the “Trust”) was organized as a Delaware statutory trust on June 8, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as each Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the “Advisory Agreement”). (Guggenheim Partners, GFIA, GFS and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GFIA is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.

Following an initial two-year term, the Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) during the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of Guggenheim providing services to the Funds and other registered investment companies for which GFIA or an affiliate serves as investment adviser (“Guggenheim Funds”); (ii) descriptions of various services performed by Guggenheim for the Guggenheim Funds, including the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding compliance and regulatory history for GFIA, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA. In addition, Guggenheim’s response included information comparing the investment performance, tracking error, advisory fee and total net expense ratio (and/or unitary fee, as applicable) of each Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

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The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional 12-month term as to the Funds listed in Appendix A.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser.

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all Guggenheim Funds, including the Funds, such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Adviser or another Guggenheim affiliate. In addition, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.

The Committee also noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”), each of which generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered the Adviser’s monitoring of the ETFs’ participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions, and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year, three-month and since inception periods as of December 31, 2014, as applicable. In this regard, the Committee noted Guggenheim’s statement that it examines the tracking error on a monthly and quarterly basis for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim’s disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim’s explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee

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noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing-related issues and currency conversion sources.

In the course of its review of tracking error data, the Committee considered management’s views and explanation of tracking error and tracking error trends for the Funds. The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser’s oversight of the applicable index. As to tracking error trends, the Committee observed that the Guggenheim China Small Cap ETF (HAO), an index-benchmarked ETF, has exhibited recent upticks in tracking error. The Committee considered the Adviser’s statement that there are challenges associated with this Fund, including difficulties in pricing its securities, which are foreign securities or proxies for foreign securities that are less liquid and at times, subject to trading halts. The Adviser noted that AlphaShares, LLC (the index provider) had recently introduced a new regimen for dealing with halted securities that seeks to mitigate the gap in pricing information.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; (ii) over time the tracking by the Funds had improved and as of the most recent annual period had in fact tracked their indexes within an acceptable range; or (iii) it was satisfied with Guggenheim’s efforts and explanation for the tracking error data presented in the FUSE reports.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser as to each Fund’s contractual advisory fee and total net expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds’ 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that, for most of the Funds, the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report. As to each Fund, the Committee considered the comparative fee and expense data provided relative to the peer group within the context of the Fund’s investment objective and the uniqueness of the Fund’s underlying index.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:

Guggenheim Shipping ETF (SEA): The contractual advisory fee is in the fourth quartile of its peer group (80th percentile) and the total net expense ratio is in the third quartile of its peer group (1 basis point above the median) (60th percentile). The Committee considered the Adviser’s statement that the Fund’s exposure is exclusively to global shipping companies, while its peer group consists of competitors that are more broadly focused on domestic transportation or industrials.

Guggenheim Timber ETF (CUT): The contractual advisory fee and total net expense ratio are in the fourth quartile of its peer group (100th percentile for both). The Committee noted that the Fund’s peer group contains only one other fund. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

Guggenheim China Real Estate ETF (TAO): The contractual advisory fee and total net expense ratio are in the fourth quartile of its peer group (100th percentile for both). The Committee noted that the Fund’s peer group contains only one other fund. In addition, the Adviser has entered into an expense limitation agreement with respect to the Fund.

Guggenheim China Technology ETF (CQQQ): The contractual advisory fee and total net expense ratio are in the fourth quartile of its peer group (100th percentile for both). The Committee observed that the Fund’s contractual advisory fee and total net expense ratio are 2 basis points and 3 basis points, respectively, above the median advisory fee and total net expense ratio of its peers. The Committee also considered Guggenheim’s statement that the Fund’s peer group contains only two other funds.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser’s affiliate, Rydex Fund Services, LLC, from serving as administrator provide Guggenheim with additional revenue for

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APPROVAL OF ADVISORY AGREEMENTS – CLAYMORE
EXCHANGE-TRADED FUND TRUST 2 continued	May 31, 2015

those Funds without a unitary fee structure. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. The Committee considered the limitations of the methodologies used by Guggenheim for determining the profitability for the ETFs on a Fund-by-Fund basis. The Committee noted that, for the ETFs as a product group, the profitability is not unreasonable. The Committee also considered the variances in the profitability information presented for the individual Funds, including how the structure of a unitary fee versus a non-unitary fee impacted the profitability calculation. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds is not unreasonable.

Economies of Scale: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund’s asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee was of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself. As to economies of scale with respect to the Funds not subject to a unitary fee, and as to Guggenheim’s suite of ETF products generally, the Committee took into account its discussion with the Chief Financial Officer of Guggenheim Investments and management’s statement that the Funds have experienced significant volatility in assets under management and are not yet stabilized at an asset size at which economies of scale are realized. In addition, the Committee noted the Adviser’s statement that it will continue to monitor the ETF fee landscape and recommend changes as the ETFs’ assets individually and across the complex grow to levels where economies of scale may be achievable. The Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

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APPROVAL OF ADVISORY AGREEMENTS – CLAYMORE
EXCHANGE-TRADED FUND TRUST 2 continued	May 31, 2015

APPENDIX A

Claymore Exchange-Traded Fund Trust 2
•	Guggenheim Canadian Energy Income ETF (ENY)
•	Guggenheim China All-Cap ETF (YAO)
•	Guggenheim China Real Estate ETF (TAO)
•	Guggenheim China Small Cap ETF (HAO)
•	Guggenheim China Technology ETF (CQQQ)
•	Guggenheim Frontier Markets ETF (FRN)
•	Guggenheim International Multi-Asset Income ETF (HGI)
•	Guggenheim Shipping ETF (SEA)
•	Guggenheim Solar ETF (TAN)
•	Guggenheim Timber ETF (CUT)
•	Guggenheim S&P Global Water Index ETF (CGW)

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TRUST INFORMATION	May 31, 2015

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Distributor
Guggenheim Funds
Distributors, LLC
Chicago, IL

Administrator
Rydex Fund Services, LLC
Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
New York, NY
Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*
Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the investment adviser for each of the Funds and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of each Fund’s portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. Messrs. Byrum and King have managed the Funds’ portfolios since December 2013. Ms. Gao has managed the Funds’ portfolios since January 2014.

Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. He has ultimate responsibility for the management of the Funds and reviews the activities of the portfolio managers of the Funds. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst, ETF Portfolio Management of Guggenheim Investments, and joined Guggenheim Investments in December 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 13 separate exchange-traded “index funds” as of May 31, 2015. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://guggenheiminvestments.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/15)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
ETF-002-AR-0515

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

               (2) Not applicable.

               (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,015 and $51,511 for the fiscal years ending May 31, 2015, and May 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending May 31, 2015, and May 31, 2014, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $60,545 and $58,092 for the fiscal years ending May 31, 2015, and May 31, 2014, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending May 31, 2015, and May 31, 2014, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations

•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Tax compliance services related to the filing of amendments:
•	Federal, state and local income tax compliance
•	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

Section V.B.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $60,545 and $58,092 for the fiscal years ending May 31, 2015, and May 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Code of Ethics for Chief Executive and Senior Financial Officer.

 (a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:       August 7, 2015

By:          /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       August 7, 2015